                                                                    Exhibit 99.1


(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              RMBS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS


                           $900,000,100 (APPROXIMATE)

                                   MLCC 2004-C
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER


                          CENDANT MORTGAGE CORPORATION
                                    SERVICER





                                  JUNE 3, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Tom Saywell                        (212) 449-2122
Fred Hubert                        (212) 449-5071
Alan Chan                          (212) 449-8140
Alice Chu                          (212) 449-1701
Sonia Lee                          (212) 449-5067
Amanda de Zutter                   (212) 449-0425

TRADING
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

RESEARCH
Glenn Costello                     (212) 449-4457


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


DEAL STRUCTURE SUMMARY:


                                   MLCC 2004-C

             $900,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

         PRINCIPAL OR NOTIONAL       WAL (YRS)      PYMT WINDOW (MONTHS)           CERTIFICATE                        EXPECTED RTGS
  CLASS      BALANCE (1)          (CALL/MAT)(2)       (CALL/MAT)(2)               INTEREST RATES  TRANCHE TYPE     S&P/MOODY'S/FITCH
  -----      -----------          -------------       -------------               --------------  ------------     -----------------
  A-1       $362,550,000            3.99/4.31          1-123/1-298                 Floater (3)       Senior            AAA/Aaa/AAA
  A-2       $400,000,000            3.99/4.31          1-123/1-298                 Floater (4)       Senior            AAA/Aaa/AAA
  A-3       $110,000,000                         Information Not Provided Hereby                     Senior            AAA/Aaa/AAA
  X-A       $762,550,000 (6) (7)                 Information Not Provided Hereby                  Notional/Senior      AAA/Aaa/AAA
  X-B       $ 20,250,000 (6) (8)                 Information Not Provided Hereby                  Notional/Senior      AAA/Aaa/AAA
  A-R       $        100                         Information Not Provided Hereby                       Residual        AAA/Aaa/AAA
  B-1       $  9,000,000            6.77/7.44         39-123/39-298                Floater (5)     Subordinate         AA+/Aa2/AA
  B-2       $  7,200,000            6.77/7.44         39-123/39-298                Floater (5)     Subordinate          A+/A2/A+
  B-3       $  4,050,000                         Information Not Provided Hereby                   Subordinate         A-/Baa2/BBB+
  B-4       $  2,250,000                         Information Not Provided Hereby                   Subordinate         BBB-/Ba2/BB+
  B-5       $  1,800,000                         Information Not Provided Hereby                   Subordinate          BB/B2/BB-
  B-6       $  3,150,000                         Information Not Provided Hereby                   Subordinate          NR/NR/NR
  TOTAL     $900,000,100

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date ), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and (iii) 11.75%.

(6) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(8) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


DEPOSITOR:               Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:            Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:             [Banc of America Securities LLC and Countrywide
                         Securities Corporation]

TRUSTEE:                 Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:         S&P, Moody's and Fitch will rate the Offered
                         Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:            June 1, 2004.

PRICING DATE:            On or about June [4], 2004.

CLOSING DATE:            On or about June [22], 2004.

DISTRIBUTION DATES:      The 25th day of each month (or if not a business day,
                         the next succeeding business day), commencing in July
                         2004.

CERTIFICATES:            The "Senior Certificates" will consist of the Class
                         A-1, Class A-2 and Class A-3 (together, the "Class A
                         Certificates"), the Class X-A and Class X-B (together, the "Class X Certificates") and Class A-R Certificates.
                         The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class A-3, Class X-A, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered
                         Certificates") are being offered publicly.

REGISTRATION:            The Offered Certificates will be made available in
                         book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:   It is anticipated that, for federal income tax
                         purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class
                         A-1, Class A-2, Class B-1, Class B-2 and Class B-3
                         Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X-A Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:       The Offered Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:         The Senior Certificates (other than the Class A-R
                         Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


CLEAN-UP CALL:           The terms of the transaction allow for an optional
                         termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage
                         Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:          The trust will consist of 3 groups of adjustable rate
                         mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $895,655,700 aggregate statistical principal balance of Mortgage Loans, as of May 26, 2004. The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off
                         Date of approximately $900,000,100. The Mortgage Loans are one-month LIBOR indexed (approximately 24.64% of the Mortgage Loans) or six-month LIBOR indexed
                         (approximately 75.36% of the Mortgage Loans) Mortgage
                         Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:          The Group I Mortgage Loans have an aggregate
                         statistical principal balance of approximately
                         $369,468,495, as of May 26, 2004, which equals
                         approximately 41.25% of the Mortgage Loans. The Group I
                         Mortgage Loans are one-month LIBOR indexed
                         (approximately 59.73% of the Group I Mortgage Loans) or six-month LIBOR indexed (approximately 40.27% of the Group I Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage
                         Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:          The Group II Mortgage Loans have an aggregate
                         statistical principal balance of approximately
                         $412,584,260, as of May 26, 2004, which equals
                         approximately 46.07% of the Mortgage Loans. The Group
                         II Mortgage Loans are all six-month LIBOR indexed
                         Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


GROUP III
MORTGAGE LOANS:          The Group III Mortgage Loans have an aggregate
                         statistical principal balance of approximately
                         $113,602,945, as of May 26, 2004, which equals
                         approximately 12.68% of the Mortgage Loans. The Group
                         III Mortgage Loans are all six-month LIBOR indexed
                         Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group III Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

ACCRUED INTEREST:        The Class A-1, Class A-2, Class B-1, Class B-2 and
                         Class B-3 Certificates will settle flat.

ACCRUAL PERIOD:          The interest accrual period (the "Accrual Period") with
                         respect to the Class A-1, Class A-2, Class B-1, Class
                         B-2, and Class B-3 Certificates for each Distribution
                         Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class A-3 and Class X-A
                         Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:              The Class A-1, Class A-2, Class B-1, Class B-2 and
                         Class B-3 Certificates will have 0 delay days.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


NET WAC CAPS:            In the case of the Class A-1 Certificates, the weighted
                         average of the net mortgage rates for the Group I
                         Mortgage Loans, the "Group I Net WAC Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II Net WAC Cap". In the case of the Class
                         B-1, Class B-2 and Class B-3 Certificates, the weighted average of the net mortgage rates for the Group I, Group II and Group III Mortgage Loans, weighted on the basis of the related group subordinate amount (the
                         "Subordinate Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II. The related group subordinated amount for the Group III Mortgage
                         Loans will equal the excess of the aggregate principal of the Group III Mortgage Loans over the aggregate certificate principal balance of the Senior
                         Certificates related to Group III.

                         If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2 Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 component of the Class X-A Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 component of the Class X-A Certificates, in the case of the Class A-2 Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


CREDIT ENHANCEMENT:    Senior/subordinate, shifting interest structure.


                                         BOND          INITIAL
CERTIFICATES       S&P/MOODY'S/FITCH     SIZES*    SUBORDINATION*
------------       -----------------     ------    --------------
SENIOR
CERTIFICATES           AAA/AAA/AAA      96.95%          3.05%
CLASS B-1              AA+/AA2/AA        1.00%          2.05%
CLASS B-2               A+/A2/A+         0.80%          1.25%

*    Preliminary and subject to revision.

SHIFTING INTEREST:       Until the first Distribution Date occurring on or after
                         [July 2014], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                         (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         July 2004 - June 2014          [0% Pro Rata Share]
                         July 2014 - June 2015          [30% Pro Rata Share]
                         July 2015 - June 2016          [40% Pro Rata Share]
                         July 2016 - June 2017          [60% Pro Rata Share]
                         July 2017 - June 2018          [80% Pro Rata Share]
                         July 2018 and after            [100% Pro Rata Share]

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [July 2007] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


ALLOCATION OF
REALIZED LOSSES:              Any realized losses, on the Mortgage Loans will be
                              allocated as follows: first, to the Subordinate
                              Certificates in reverse order of their numerical
                              Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class
                              A Certificates, pro rata, in reduction of their Certificate principal balance.


CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:                Distributions on the Certificates will be made on
                              each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, Class A-3, Class A-R Certificates), group I and II (in the case of the Class X-A
                              Certificates), and all three mortgage groups (in the case of the Class X-B, Class B-1, Class B-2,
                              Class B-3 and the other subordinate certificates), in the following order of priority:

                              1) To the Class A-R, Class A-1, Class A-2, Class A-3, Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                              2)   Concurrently as follows:

                                   i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to
                                        (4) and (5) below).

                                   ii)  To Class A-2, until its principal
                                        balance is reduced to zero, all
                                        principal received with respect to the
                                        Group II Mortgage Loans (other than any
                                        portion of such principal distributable
                                        to the Class B Certificates pursuant to
                                        (4) and (5) below).

                                   iii) To Class A-3, until its principal
                                        balance is reduced to zero, all
                                        principal received with respect to the
                                        Group III Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to
                                        (4) and (5) below).

                              3) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                              4) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                              5) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                              6) To the Class A-R Certificate, any remaining amount.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
          SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1 AND CLASS B-2

                                  ASSUMPTIONS:
                    ---------------------------------------
                    20% CPR
                    Hard Cap: 11.75%
                    To Call
                    Initial 1 Month LIBOR: 1.10%
                    Initial 6 Month LIBOR: 1.58%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS


                                                      ORIGINAL  REMAINING
                                   CURRENT      NET    TERM TO    TERM TO  INTEREST-ONLY
                    PRINCIPAL      MORTGAGE  MORTGAGE  MATURITY  MATURITY    REMAINING
 POOL  INDEX TYPE   BALANCE($)     RATE(%)    RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)
 ----  ----------   ----------     -------    -------  --------  --------     --------
        One-Month
  1       LIBOR    223,381,998.30   2.871      2.621     300        298         118
        Six-Month
  1       LIBOR    150,573,748.94   3.129      2.879     300        297         117
        Six-Month
  2       LIBOR    412,583,806.09   3.163      2.913     300        298         118
        Six-Month
  3       LIBOR    113,460,546.67   3.171      2.921     300        298         118
                   ---------------
                   900,000,100.00

                                                                RATE
                              MAXIMUM    MINIMUM   NEXT RATE  ADJUSTMENT
                     GROSS    MORTGAGE   MORTGAGE  ADJUSTMENT  FREQUENCY
 POOL  INDEX TYPE  MARGIN(%)   RATE(%)    RATE(%)   (MONTHS)   (MONTHS)
 ----  ----------  ---------   -------    -------   --------   --------
        One-Month
  1       LIBOR      1.746     12.000      1.746        1          1
        Six-Month
  1       LIBOR      1.916     12.000      1.916        5          6
        Six-Month
  2       LIBOR      1.937     12.000      1.937        5          6
        Six-Month
  3       LIBOR      1.937     12.000      1.937        5          6



The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

                          GROUP I NET (1)         GROUP II (2)         SUBORDINATE(1) (2)
                          ---------------         ------------
      DISTRIBUTION
         PERIOD             WAC CAP (%)          NET WAC CAP (%)        NET WAC CAP (%)
         ------             -----------          ---------------        ---------------
           1                   2.72                   2.91                    2.84
           2                   2.71                   2.91                    2.83
           3                   8.18                   2.91                    5.10
           4                   8.18                   2.91                    5.10
           5                   8.18                   2.91                    5.10
           6                   11.75                 11.75                   11.75
      7 and after              11.75                 11.75                   11.75


(1)  1 Month LIBOR has a lookback period of 25 days.

(2)  6 Month LIBOR has a lookback period of 30 days.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


Total Current Balance                                 $895,655,699.79
Total Number of Loans                                           2,291

                                  AVERAGE OR
                             WEIGHTED AVERAGE (1)         MINIMUM                MAXIMUM
                             --------------------         -------                -------
Current Balance                  $390,945.31            $15,000.00            $3,300,000.00
Original Balance                 $395,256.97            $25,000.00            $3,300,000.00

Loan Rate                           3.086%                2.125%                 4.125%
Servicing Fee                       0.250%                0.250%                 0.250%
Net Loan Rate                       2.836%                1.875%                 3.875%

Gross Margin                        1.887%                1.000%                 2.875%
Maximum Loan Rate                  12.000%                12.000%                12.000%

Original LTV                        71.69%                 6.21%                 100.00%
Effective LTV                       66.37%                 6.21%                 95.00%

Credit Score                         733                    560                    823

Original Term (mos)                  300                    300                    300
Remaining Term (mos)                 298                    280                    300
Seasoning (mos)                       2                      0                     20

Next Rate Reset                       4                      1                      6
Rate Adj Freq                         5                      1                      6
First Rate Adj Freq (2)               5                      2                      6

IO Original Term                     120                    120                    120
IO Remaining Term                    118                    100                    120

Top State Concentrations ($) CA(19.00%),FL(12.76%),NJ(5.85%),NY(5.85%),TX(5.58%)

First Pay Date                                           11/01/02               07/01/04
Rate Change Date                                         07/01/04               12/01/04
Maturity Date                                            10/01/27               06/01/29


(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


INDEX


                                     AGGREGATE        % OF AGGREGATE   WEIGHTED
                   NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
INDEX            MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
-----            --------------     -----------        -----------      ------
One-Month LIBOR        433        $220,701,543.51         24.64%        2.871%
Six-Month LIBOR      1,858         674,954,156.28         75.36         3.157
                     -----        ---------------        ------         -----
TOTAL:               2,291        $895,655,699.79        100.00%        3.086%
                     =====        ===============        ======         =====


                 WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 CREDIT      BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX             SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-----             -----    -----------    ---        ---     -------------
One-Month LIBOR   733       $509,703     71.72%    66.11%       77.73%
Six-Month LIBOR   733        363,269     71.68     66.45        69.47
                  ---       --------     -----     -----        -----
TOTAL:            733       $390,945     71.69%    66.37%       71.51%
                  ===       ========     =====     =====        =====


PRINCIPAL BALANCES

                                                                                             WEIGHTED
                                                 AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
RANGE OF                       NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
PRINCIPAL BALANCES ($)       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------       --------------     -----------        -----------      ------    -----
0.01 to 100,000.00                167        $ 13,072,200.23           1.46%       3.176%     749

100,000.01 to 200,000.00          612          91,125,110.44           10.17        3.191     737

200,000.01 to 300,000.00          421         104,603,955.98           11.68        3.163     731

300,000.01 to 400,000.00          348         121,593,448.58           13.58        3.105     735

400,000.01 to 500,000.00          232         104,429,111.03           11.66        3.083     734

500,000.01 to 600,000.00          134          74,809,874.27            8.35        3.088     731

600,000.01 to 700,000.00           78          50,807,151.67            5.67        3.062     730

700,000.01 to 800,000.00           72          54,315,239.67            6.06        3.029     741

800,000.01 to 900,000.00           45          38,671,754.34            4.32        2.998     734

900,000.01 to 1,000,000.00         59          57,798,927.93            6.45        3.064     737

1,000,000.01 to 1,100,000.00       14          15,027,493.03            1.68        2.929     734

1,100,000.01 to 1,200,000.00       21          24,367,030.89            2.72        3.020     725

1,200,000.01 to 1,300,000.00       19          23,822,909.15            2.66        2.961     725

1,300,000.01 to 1,400,000.00       14          19,098,161.54            2.13        3.026     718

1,400,000.01 to 1,500,000.00        8          11,824,100.29            1.32        2.984     728

1,500,000.01 to 2,000,000.00       42          76,324,230.75            8.52        3.080     725

2,000,000.01 to 2,500,000.00        2           4,890,000.00            0.55        3.182     758

2,500,000.01 to 3,000,000.00        2           5,775,000.00            0.64        2.755     769

3,000,000.01 or greater             1           3,300,000.00            0.37        3.000     745
                                -----        ---------------          ------        -----     ---
TOTAL:                          2,291        $895,655,699.79          100.00%       3.086%    733
                                =====        ===============          ======        =====     ===


                                 AVERAGE    WEIGHTED  WEIGHTED
                                PRINCIPAL   AVERAGE    AVERAGE      PERCENT
RANGE OF                         BALANCE    ORIGINAL  EFFECTIVE      FULL
PRINCIPAL BALANCES ($)         OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------         -----------    ---        ---     -------------
0.01 to 100,000.00           $   78,277      59.21%    55.14%      57.34%

100,000.01 to 200,000.00        148,897       71.29     66.93       73.11

200,000.01 to 300,000.00        248,465       74.56     69.88       70.57

300,000.01 to 400,000.00        349,406       74.02     69.46       67.52

400,000.01 to 500,000.00        450,125       73.13     68.86       68.34

500,000.01 to 600,000.00        558,283       73.42     68.55       64.76

600,000.01 to 700,000.00        651,374       74.98     69.12       65.69

700,000.01 to 800,000.00        754,378       73.95     68.58       51.45

800,000.01 to 900,000.00        859,372       71.82     64.52       51.58

900,000.01 to 1,000,000.00      979,643       59.12     57.73       45.12

1,000,000.01 to 1,100,000.00  1,073,392       67.45     60.82      100.00

1,100,000.01 to 1,200,000.00  1,160,335       72.95     65.75       95.18

1,200,000.01 to 1,300,000.00  1,253,837       67.18     65.11      100.00

1,300,000.01 to 1,400,000.00  1,364,154       79.47     66.44      100.00

1,400,000.01 to 1,500,000.00  1,478,013       58.63     56.15      100.00

1,500,000.01 to 2,000,000.00  1,817,244       69.70     60.70      100.00

2,000,000.01 to 2,500,000.00  2,445,000       56.73     56.73      100.00

2,500,000.01 to 3,000,000.00  2,887,500       80.52     61.30      100.00

3,000,000.01 or greater       3,300,000      100.00     65.00      100.00
                             ----------       -----     -----       -----
TOTAL:                       $  390,945       71.69%    66.37%      71.51%
                             ==========       =====     =====       =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


CURRENT MORTGAGE RATES


                                                                                              WEIGHTED
                                                  AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
RANGE OF CURRENT             NUMBER OF        PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
 MORTGAGE RATES (%)        MORTGAGE LOANS        OUTSTANDING        OUTSTANDING      COUPON    SCORE
 -----------------         --------------        -----------        -----------      ------    -----
2.001 to 2.250                   5             $5,175,150.00           0.58%          2.145%    764

2.251 to 2.500                  19             10,135,045.26            1.13          2.440     732

2.501 to 2.750                 287             135,496,481.81           15.13         2.683     736

2.751 to 3.000                 506            216,614,872.29           24.19          2.959     733

3.001 to 3.250                 821            332,799,844.21           37.16          3.181     731

3.251 to 3.500                 615            185,883,449.23           20.75          3.389     733

3.501 to 3.750                  28             7,276,357.32            0.81           3.669     749

3.751 to 4.000                   9             2,086,499.67            0.23           3.955     717


4.001 to 4.250                   1               188,000.00            0.02           4.125     710
                             -----           ---------------         ------           -----     ---
TOTAL:                       2,291           $895,655,699.79         100.00%          3.086%    733
                             =====           ===============         ======           =====     ===



                              AVERAGE    WEIGHTED  WEIGHTED
                             PRINCIPAL   AVERAGE    AVERAGE      PERCENT
RANGE OF CURRENT              BALANCE    ORIGINAL  EFFECTIVE      FULL
MORTGAGE  RATES (%)          OUTSTANDING    LTV        LTV     DOCUMENTATION
--------  ---------          -----------    ---        ---     -------------
2.001 to 2.250               $1,035,030    62.45%    62.45%       100.00%

2.251 to 2.500                  533,423    87.60     70.97         56.73

2.501 to 2.750                  472,113    73.34     65.51         71.17

2.751 to 3.000                  428,093    72.34     66.79         69.74

3.001 to 3.250                  405,359    70.91     65.81         68.67

3.251 to 3.500                  302,250    70.27     67.16         77.43

3.501 to 3.750                  259,870    78.56     70.06        100.00

3.751 to 4.000                  231,833    69.90     69.90        100.00


4.001 to 4.250                  188,000    80.00     80.00        100.00
                             ----------    -----     -----        ------
TOTAL:                       $  390,945    71.69%    66.37%        71.51%
                             ==========    =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


REMAINING TERM

                                                                                            WEIGHTED
                                                AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
                            NUMBER OF       PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
REMAINING TERM (MONTHS)   MORTGAGE LOANS       OUTSTANDING        OUTSTANDING      COUPON    SCORE
-----------------------   --------------       -----------        -----------      ------    -----
280                              1         $    198,874.66             0.02%        2.750%     778

281                              1              889,179.23              0.10        2.750      624

282                              1            1,765,665.37              0.20        3.750      793

283                             16            6,553,307.25              0.73        2.900      756

284                             17            6,809,618.82              0.76        2.775      736

285                              9            4,378,556.14              0.49        2.773      741

286                             12            8,326,414.22              0.93        2.858      747

287                              9            5,435,650.69              0.61        2.772      748

288                             12            7,507,605.78              0.84        3.004      728

289                              5            4,812,300.00              0.54        2.984      732

290                              5            5,619,045.68              0.63        2.886      731

291                             15            9,243,178.99              1.03        2.893      740

292                              7            3,708,649.68              0.41        2.929      715

293                             12            5,764,787.99              0.64        2.902      729

294                              9            4,227,979.83              0.47        3.110      749

295                             18            5,549,394.67              0.62        3.021      744

296                             46           14,851,263.51              1.66        3.223      726

297                             67           26,181,942.94              2.92        3.106      742

298                            772          260,498,997.69             29.08        3.103      729

299                            976          399,319,322.91             44.58        3.076      732

300                            281          114,013,963.74             12.73        3.180      743
                             -----         ---------------            ------        -----      ---
TOTAL:                       2,291         $895,655,699.79            100.00%       3.086%     733
                             =====         ===============            ======        =====      ===

                               AVERAGE    WEIGHTED  WEIGHTED
                              PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                               BALANCE    ORIGINAL  EFFECTIVE      FULL
REMAINING TERM (MONTHS)      OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------      -----------    ---        ---     -------------
280                           $  198,875   80.00%   80.00%          0.00%

281                              889,179    74.12    74.12         100.00

282                            1,765,665   100.00    65.00         100.00

283                              409,582    72.31    67.04          80.80

284                              400,566    80.60    71.19          52.50

285                              486,506    79.09    69.14          50.69

286                              693,868    72.97    60.91          62.92

287                              603,961    74.43    66.02          85.68

288                              625,634    72.38    71.32          99.17

289                              962,460    68.99    62.89          69.35

290                            1,123,809    73.88    69.97          87.02

291                              616,212    65.17    62.95          63.53

292                              529,807    70.03    66.30          70.57

293                              480,399    65.24    60.04          63.26

294                              469,776    75.57    61.67          57.27

295                              308,300    67.94    66.77          51.59

296                              322,854    71.74    66.92          75.77

297                              390,775    76.19    65.84          84.70

298                              337,434    70.86    67.26          79.53

299                              409,139    72.00    65.98          66.62

300                              405,744    70.83    66.05          67.61
                              ----------  ------    -----         ------
TOTAL:                        $  390,945   71.69%   66.37%         71.51%
                              ==========  ======    =====         ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


ORIGINAL LOAN-TO-VALUE RATIOS



                                                                                                 WEIGHTED
RANGE OF ORIGINAL                                    AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
LOAN-TO-VALUE                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
RATIOS (%)                       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------                       --------------     -----------        -----------      ------    -----
0.01 to 10.00                          4            $1,174,953.00        0.13%          3.019%    746

10.01 to 20.00                        27             6,886,695.85         0.77          3.226     763

20.01 to 30.00                        47            14,692,751.47         1.64          3.048     757

30.01 to 40.00                        91            28,338,320.42         3.16          3.076     739

40.01 to 50.00                       191            74,105,182.06         8.27          3.120     736

50.01 to 60.00                       183            86,975,934.02         9.71          3.073     739

60.01 to 70.00                       297           149,464,665.16        16.69          3.073     730

70.01 to 75.00                       286           129,313,481.13        14.44          3.046     733

75.01 to 80.00                       769           240,974,442.67        26.90          3.151     728

80.01 to 85.00                        15             6,723,323.00         0.75          2.957     759

85.01 to 90.00                        59            22,458,096.67         2.51          3.088     723

90.01 to 95.00                        65            17,899,756.44         2.00          3.065     736

95.01 to 100.00                      257           116,648,097.90        13.02          3.014     736
                                   -----          ---------------       ------          -----     ---
TOTAL:                             2,291          $895,655,699.79       100.00%         3.086%    733
                                   =====          ===============       ======          =====     ===


                                    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL                  PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN-TO-VALUE                       BALANCE    ORIGINAL  EFFECTIVE      FULL
RATIOS (%)                        OUTSTANDING    LTV        LTV     DOCUMENTATION
----------                        -----------    ---       ----     -------------
0.01 to 10.00                      $293,738       7.49%     7.49%       10.87%

10.01 to 20.00                      255,063      16.11     16.11        37.19

20.01 to 30.00                      312,612      26.56     26.56        35.44

30.01 to 40.00                      311,410      34.71     34.71        45.74

40.01 to 50.00                      387,985      46.55     46.55        52.48

50.01 to 60.00                      475,278      55.67     55.52        70.09

60.01 to 70.00                      503,248      66.40     66.17        71.24

70.01 to 75.00                      452,145      73.71     73.44        82.55

75.01 to 80.00                      313,361      79.24     78.62        83.00

80.01 to 85.00                      448,222      81.80     67.11        78.95

85.01 to 90.00                      380,646      89.17     76.36        73.81

90.01 to 95.00                      275,381      94.05     80.82        73.56

95.01 to 100.00                     453,884      99.80     66.22        61.24
                                   --------      -----     -----        -----
TOTAL:                             $390,945      71.69%    66.37%       71.51%
                                   ========      =====     =====        =====


EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION


                                                                                           WEIGHTED
RANGE OF EFFECTIVE                             AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
LOAN-TO-VALUE                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
RATIOS AT ORIGINATION (%)  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
-------------------------  --------------     -----------        -----------      ------    -----
0.01 to 10.00                     4         $  1,174,953.00           0.13%       3.019%     746

10.01 to 20.00                   27            6,886,695.85            0.77       3.226      763

20.01 to 30.00                   47           14,692,751.47            1.64       3.048      757

30.01 to 40.00                   92           28,503,320.42            3.18       3.075      738

40.01 to 50.00                  271           97,695,101.46           10.91       3.103      730

50.01 to 60.00                  193          100,699,289.76           11.24       3.063      740

60.01 to 70.00                  534          267,762,186.79           29.90       3.046      736

70.01 to 75.00                  281          125,896,754.63           14.06       3.050      732

75.01 to 80.00                  757          231,970,938.67           25.90       3.151      728

80.01 to 85.00                    5              845,723.00            0.09       3.116      753


85.01 to 90.00                   38            9,958,489.16            1.11       3.105      694

90.01 to 95.00                   42            9,569,495.58            1.07       3.189      730
                              -----         ---------------          ------       -----      ---
TOTAL:                        2,291         $895,655,699.79          100.00%      3.086%     733
                              =====         ===============          ======       =====      ===

                              AVERAGE    WEIGHTED  WEIGHTED
RANGE OF EFFECTIVE           PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN-TO-VALUE                 BALANCE    ORIGINAL  EFFECTIVE      FULL
RATIOS AT ORIGINATION (%)   OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------------------   -----------    ---        ---     -------------
0.01 to 10.00                $293,738      7.49%    7.49%         10.87%

10.01 to 20.00                255,063      16.11    16.11          37.19

20.01 to 30.00                312,612      26.56    26.56          35.44

30.01 to 40.00                309,819      35.09    34.74          46.05

40.01 to 50.00                360,499      57.61    47.32          59.42

50.01 to 60.00                521,758      60.87    56.24          72.33

60.01 to 70.00                501,427      80.00    67.72          65.00

70.01 to 75.00                448,031      73.72    73.72          82.08

75.01 to 80.00                306,435      79.22    79.22          82.54

80.01 to 85.00                169,145      84.03    84.03          74.46


85.01 to 90.00                262,066      89.10    89.10          96.77

90.01 to 95.00                227,845      94.74    94.74          98.42
                             --------      -----    -----          -----
TOTAL:                       $390,945      71.69%   66.37%         71.51%
                             ========      =====    =====          =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


CREDIT SCORES


                                                                                          WEIGHTED
                                              AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
                            NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
RANGE OF CREDIT SCORES    MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------    --------------     -----------        -----------      ------    -----
Not Available                    6          $1,142,700.00            0.13%       3.206%      NA

551 to 575                       3             939,000.00            0.10        3.137      566

576 to 600                      13           4,710,548.93            0.53        3.090      593

601 to 625                      28          13,281,818.26            1.48        3.059      613

626 to 650                      63          27,910,423.46            3.12        3.073      643

651 to 675                     133          54,569,479.89            6.09        3.045      664

676 to 700                     308         121,342,274.85           13.55        3.110      688

701 to 725                     359         136,055,157.88           15.19        3.124      714

726 to 750                     378         160,174,148.99           17.88        3.084      738

751 to 775                     496         193,681,287.65           21.62        3.074      763

776 to 800                     414         152,438,069.33           17.02        3.091      786

801 to 825                      90          29,410,790.55            3.28        2.978      807
                             -----        ---------------          ------        -----      ---
TOTAL:                       2,291        $895,655,699.79          100.00%       3.086%     733
                             =====        ===============          ======        =====      ===

                             AVERAGE    WEIGHTED  WEIGHTED
                            PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                             BALANCE    ORIGINAL  EFFECTIVE      FULL
RANGE OF CREDIT SCORES     OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------     -----------    ---        ---     -------------
Not Available               $190,450       83.11%   68.96%        100.00%

551 to 575                   313,000       77.91    49.74         100.00

576 to 600                   362,350       70.23    68.86         100.00

601 to 625                   474,351       80.20    66.30         100.00

626 to 650                   443,023       72.02    69.21         100.00

651 to 675                   410,297       74.91    69.88         100.00

676 to 700                   393,968       73.45    68.26          91.50

701 to 725                   378,984       71.95    67.18          72.12

726 to 750                   423,741       70.99    66.35          68.68

751 to 775                   390,486       68.93    64.74          63.44

776 to 800                   368,208       72.73    65.31          52.46

801 to 825                   326,787       69.42    62.00          54.05
                            --------       -----    -----          -----
TOTAL:                      $390,945       71.69%   66.37%         71.51%
                            ========       =====    =====          =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


GEOGRAPHIC AREA


                                                                                     WEIGHTED
                                         AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
                       NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
GEOGRAPHIC AREA      MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
---------------      --------------     -----------        -----------      ------    -----
Alabama                      33        $8,858,439.84             0.99%      3.177%     738

Alaska                        7         1,637,415.54              0.18       3.064     718

Arizona                      63        29,956,564.35              3.34       3.089     721

Arkansas                     11         2,725,346.73              0.30       3.151     740

California                  312       170,183,264.91             19.00       3.122     727

Colorado                     76        29,403,337.57              3.28       3.029     748

Connecticut                  42        19,272,117.49              2.15       2.981     733

Delaware                      8         3,695,935.95              0.41       3.152     772

District of
Columbia                      7         2,152,001.00              0.24       3.174     723

Florida                     304       114,283,726.42             12.76       3.085     741

Georgia                      87        26,586,136.25              2.97       2.994     715

Hawaii                       10         4,008,765.13              0.45       2.974     746

Idaho                         4           822,579.04              0.09       3.104     731

Illinois                     89        36,127,255.81              4.03       3.112     730

Indiana                      33        10,217,719.68              1.14       3.151     726

Iowa                          8           784,571.00              0.09       3.124     735

Kansas                       14         4,406,515.98              0.49       3.054     736

Kentucky                     17         3,772,847.26              0.42       3.133     749

Louisiana                    21         5,661,274.69              0.63       3.104     729

Maine                        11         3,459,220.93              0.39       3.201     746

Maryland                     51        19,825,942.59              2.21       3.123     733

Massachusetts                52        26,080,546.57              2.91       3.156     740

Michigan                     57        17,809,181.07              1.99       3.160     743

Minnesota                    35        10,262,527.67              1.15       3.114     746

Mississippi                   7         1,297,899.00              0.14       3.171     722

Missouri                     26         6,724,583.33              0.75       3.057     726

Montana                       6         1,100,464.00              0.12       3.046     750

Nebraska                      5         1,064,000.00              0.12       2.898     728

Nevada                       58        24,282,498.79              2.71       3.042     740

New Hampshire                 8         1,666,405.00              0.19       3.272     723

New Jersey                  103        52,410,379.39              5.85       3.092     722


New Mexico                    8         2,495,095.18              0.28       3.110     765

New York                    107        52,362,596.67              5.85       3.020     736

North Carolina               49        15,590,303.02              1.74       3.050     711

Ohio                         61        18,531,749.75              2.07       3.110     735

Oklahoma                     14         3,056,042.18              0.34       2.982     755

Oregon                       15         6,159,956.81              0.69       2.948     749

Pennsylvania                 42        12,984,727.17              1.45       3.065     738

                        AVERAGE    WEIGHTED  WEIGHTED
                       PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                        BALANCE    ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA       OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------       -----------    ---        ---     -------------
Alabama                $268,438      76.04%    71.44%         66.73%

Alaska                  233,917      77.98     70.71          69.77

Arizona                 475,501      74.70     68.85          76.94

Arkansas                247,759      77.26     70.05          68.42

California              545,459      69.11     65.21          83.08

Colorado                386,886      74.06     68.25          63.20

Connecticut             458,860      65.18     62.54          82.64

Delaware                461,992      64.72     64.72          20.29

District of
Columbia                307,429      68.79     65.97          80.25

Florida                 375,933      75.59     68.09          68.40

Georgia                 305,588      75.16     70.53          80.13

Hawaii                  400,877      52.84     50.93          63.39

Idaho                   205,645      56.08     56.08          49.83

Illinois                405,924      69.57     65.66          71.58

Indiana                 309,628      80.08     77.01          64.70

Iowa                     98,071      73.22     73.22          77.57

Kansas                  314,751      79.62     75.67          76.10

Kentucky                221,932      80.09     69.79          54.47

Louisiana               269,585      75.80     68.49          61.91

Maine                   314,475      73.84     60.18          22.03

Maryland                388,744      69.46     65.70          73.92

Massachusetts           501,549      66.45     61.29          74.94

Michigan                312,442      75.16     66.79          66.43

Minnesota               293,215      71.47     71.47          74.92

Mississippi             185,414      63.30     63.30          76.40

Missouri                258,638      71.68     66.76          68.87

Montana                 183,411      78.48     71.76          86.28

Nebraska                212,800      91.02     71.57          42.29

Nevada                  418,664      77.19     69.38          69.30

New Hampshire           208,301      64.51     64.51          86.20

New Jersey              508,839      64.58     59.83          62.58


New Mexico              311,887      86.31     72.97          49.97

New York                489,370      62.55     59.41          66.75

North Carolina          318,169      75.10     71.12          80.89

Ohio                    303,799      77.42     68.20          74.55

Oklahoma                218,289      76.91     67.32          29.23

Oregon                  410,664      75.75     69.54          73.59

Pennsylvania            309,160      74.79     69.94          64.26

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                              TOTAL MORTGAGE LOANS


GEOGRAPHIC AREA
(CONT'D.)


                                                                                     WEIGHTED
                                         AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
                       NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT
GEOGRAPHIC AREA      MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
---------------      --------------     -----------        -----------      ------    -----
Rhode Island                15          4,964,123.26           0.55          3.307     723

South Carolina              44         16,469,779.04           1.84          3.000     741

Tennessee                   44          9,637,490.25           1.08          3.217     733

Texas                      135         50,014,176.24           5.58          3.074     742

Utah                        16          6,450,085.70           0.72          3.099     723

Vermont                      2            693,000.00           0.08          3.247     732

Virginia                   121         37,844,153.57           4.23          3.043     732

Washington                  35         12,421,172.97           1.39          3.114     727

West Virginia                2            458,600.00           0.05          2.561     688

Wisconsin                   14          3,957,185.00           0.44          2.997     755

Wyoming                      2          1,026,000.00           0.11          3.375     710
                         -----       ---------------         ------          -----     ---
TOTAL:                   2,291       $895,655,699.79         100.00%         3.086%    733
                         =====       ===============         ======          =====     ===

                        AVERAGE    WEIGHTED  WEIGHTED
                       PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                        BALANCE    ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA       OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------       -----------    ---        ---     -------------
Rhode Island             330,942     76.78     70.12         58.15

South Carolina           374,313     78.20     63.62         75.30

Tennessee                219,034     80.19     77.14         77.97

Texas                    370,475     72.60     65.70         58.51

Utah                     403,130     81.58     72.46         53.40

Vermont                  346,500     51.03     51.03         82.97

Virginia                 312,762     74.81     71.75         76.52

Washington               354,891     65.59     61.70         70.06

West Virginia            229,300     72.74     72.74         78.72

Wisconsin                282,656     78.72     71.20         40.07

Wyoming                  513,000     67.90     62.47        100.00
                        --------     -----     -----        ------
TOTAL:                  $390,945     71.69%    66.37%        71.51%
                        ========     =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                              TOTAL MORTGAGE LOANS



OCCUPANCY TYPE


                                                    % OF
                                                  AGGREGATE              WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                NUMBER OF         AGGREGATE       PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE    PERCENT
                MORTGAGE          PRINCIPAL        BALANCE     AVERAGE    CREDIT    BALANCE    ORIGINAL   EFFECTIVE     FULL
OCCUPANCY TYPE   LOANS      BALANCE OUTSTANDING  OUTSTANDING    COUPON    SCORE   OUTSTANDING     LTV        LTV    DOCUMENTATION
--------------   -----      -------------------  -----------    ------    -----   -----------     ---        ---    -------------
Primary            1,857    $   729,627,166.17      81.46%      3.091%      733     $392,906     71.12%     67.33%     71.17%
Second Home          308        133,061,875.53      14.86       3.074       740      432,019     74.75      65.63      71.18
Investment           126         32,966,658.09       3.68       3.044       716      261,640     72.02      48.1       80.16
                   -----    ------------------     ------       -----       ---     --------     -----      -----      -----
TOTAL:             2,291    $   895,655,699.79     100.00%      3.086%      733     $390,945     71.69%     66.37%     71.51%
                   =====    ==================     ======       =====       ===     ========     =====      =====      =====




PROPERTY TYPE

                                                        % OF
                                                      AGGREGATE            WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                  NUMBER OF         AGGREGATE       PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                  MORTGAGE          PRINCIPAL        BALANCE     AVERAGE    CREDIT    BALANCE     ORIGINAL   EFFECTIVE     FULL
PROPERTY TYPE      LOANS      BALANCE OUTSTANDING  OUTSTANDING    COUPON    SCORE   OUTSTANDING      LTV        LTV    DOCUMENTATION
-------------      -----      -------------------  -----------    ------    -----   -----------      ---        ---    -------------
Single Family       1,406     $   550,615,352.04      61.48%      3.103%      732     $391,618      69.70%     65.52%     70.72%

Planned Unit
  Development          53          13,551,546.29       1.51       3.149       743      255,690      73.66      66.78      73.83

Condominium           270          87,096,817.76       9.72       3.081       736      322,581      77.97      67.57      76.59

Cooperative            24          11,188,232.08       1.25       3.107       744      466,176      58.24      57.72      68.02

Two- to
  Four-Family          35           8,927,876.71       1.00       3.147       749      255,082      70.06      58.11      58.84

De Minimis PUD        503         224,275,874.91      25.04       3.040       732      445,876      74.77      68.72      72.01
                    -----     ------------------     ------       -----       ---     --------      -----      -----      -----
TOTAL:              2,291     $   895,655,699.79     100.00%      3.086%      733     $390,945      71.69%     66.37%     71.51%
                    =====     ==================     ======       =====       ===     ========      =====      =====      =====





LOAN PURPOSE

                                                    % OF
                                                  AGGREGATE              WEIGHTED  AVERAGE     WEIGHTED   WEIGHTED
                 NUMBER OF       AGGREGATE        PRINCIPAL    WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                  MORTGAGE       PRINCIPAL         BALANCE     AVERAGE    CREDIT   BALANCE     ORIGINAL   EFFECTIVE      FULL
LOAN PURPOSE       LOANS    BALANCE OUTSTANDING  OUTSTANDING    COUPON    SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
------------       -----    -------------------  -----------    ------    -----   -----------    ---        ---     -------------
Purchase            994     $   448,994,646.61      50.13%      3.040%      737     $451,705      78.57%     69.30%     73.76%

Refinance
  (No Cash-out)     468         154,313,721.99      17.23       3.127       728      329,730      63.49      62.83      64.09

Refinance
  (Cash-out)        829         292,347,331.19      32.64       3.137       729      352,651      65.46      63.73      71.97
                  -----     ------------------     ------       -----       ---     --------      -----      -----      -----
TOTAL:            2,291     $   895,655,699.79     100.00%      3.086%      733     $390,945      71.69%     66.37%     71.51%
                  =====     ==================     ======       =====       ===     ========      =====      =====      =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C


LOAN DOCUMENTATION

                                                                     % OF
                                                                  AGGREGATE  WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                      NUMBER OF      AGGREGATE        PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL AVERAGE    AVERAGE      PERCENT
                       MORTGAGE      PRINCIPAL         BALANCE     AVERAGE    CREDIT    BALANCE   ORIGINAL   EFFECTIVE      FULL
LOAN DOCUMENTATION      LOANS   BALANCE OUTSTANDING  OUTSTANDING    COUPON    SCORE   OUTSTANDING    LTV        LTV    DOCUMENTATION
------------------      -----   ------------------- ------------    ------    -----   -----------    ---        ---    -------------
Full Documentation      1,581   $   640,446,677.76      71.51%      3.093%      724     $405,090    73.43%     68.63%   100.00%

Alternative
   Documentation          212        78,027,453.70       8.71       3.073       743      368,054    77.79      69.31      0.00

Stated Documentation      138        47,296,668.89       5.28       3.030       758      342,729    68.17      62.00      0.00

No Income/No Ratio
  Documentation           360       129,884,899.44      14.50       3.081       765      360,791    60.76      55.06      0.00
                        -----   ------------------     ------       -----       ---     --------    -----      -----     -----
TOTAL:                  2,291   $   895,655,699.79     100.00%      3.086%      733     $390,945    71.69%     66.37%    71.51%
                        =====   ==================     ======       =====       ===     ========    =====      =====     =====




CHANNEL

                                                 % OF
                                               AGGREGATE                WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
               NUMBER OF      AGGREGATE        PRINCIPAL    WEIGHTED     AVERAGE   PRINCIPAL      AVERAGE    AVERAGE      PERCENT
                MORTGAGE      PRINCIPAL         BALANCE     AVERAGE      CREDIT     BALANCE      ORIGINAL   EFFECTIVE      FULL
CHANNEL          LOANS    BALANCE OUTSTANDING  OUTSTANDING   COUPON       SCORE   OUTSTANDING       LTV        LTV    DOCUMENTATION
-------          -----    -------------------  -----------   ------       -----   -----------       ---        ---    -------------

Retail           1,749    $   745,934,836.67      83.28%      3.051%       734     $426,492        71.90%     65.59%      65.83%

Correspondent      498        124,465,181.47      13.90       3.294        727      249,930        72.04      71.60      100.00

Broker              44         25,255,681.65       2.82       3.104        730      573,993        64.03      63.56       98.78
                 -----    ------------------     ------       -----        ---     --------        -----      -----       -----
TOTAL:           2,291    $   895,655,699.79     100.00%      3.086%       733     $390,945        71.69%     66.37%      71.51%
                 =====    ==================     ======       =====        ===     ========        =====      =====       =====





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C


MARGINS

                                                     % OF
                                                 AGGREGATE             WEIGHTED      AVERAGE     WEIGHTED    WEIGHTED
             NUMBER OF      AGGREGATE            PRINCIPAL   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE     AVERAGE     PERCENT
              MORTGAGE      PRINCIPAL             BALANCE     AVERAGE   CREDIT       BALANCE     ORIGINAL   EFFECTIVE     FULL
MARGINS (%)    LOANS      BALANCE OUTSTANDING   OUTSTANDING   COUPON    SCORE      OUTSTANDING     LTV        LTV      DOCUMENTATION
-----------    -----      -------------------   -----------   ------    -----      -----------     ---        ---      -------------
1.000               5     $    5,392,250.00          0.60%      2.157%     759     $1,078,450       62.54%      62.54%     100.00%
1.125               1          1,221,412.27           0.14      2.375      660      1,221,412       74.09       74.09      100.00
1.250               6          3,260,468.00           0.36      2.375      737        543,411       92.00       66.50       27.30
1.375              24         12,284,687.99           1.37      2.625      753        511,862       83.53       70.60       68.48
1.500             146         73,267,338.04           8.18      2.633      736        501,831       74.90       66.30       74.79
1.625             333        130,316,074.21          14.55      2.845      734        391,340       71.24       65.09       60.21
1.750              56         31,019,909.75           3.46      2.937      728        553,927       75.35       68.80       75.73
1.875             317        136,582,971.42          15.25      3.031      733        430,861       72.54       67.61       76.79
2.000           1,003        403,056,954.27          45.00      3.232      733        401,851       70.19       64.92       65.41
2.125              56         17,875,796.71           2.00      3.265      726        319,211       71.83       71.16      100.00
2.250             299         68,670,161.56           7.67      3.402      728        229,666       71.29       70.98      100.00
2.375              32          7,825,439.92           0.87      3.572      746        244,545       73.05       73.05      100.00
2.500               3          2,637,335.98           0.29      3.739      764        879,112       92.10       68.67      100.00
2.625               2            578,400.00           0.06      3.847      689        289,200       71.42       71.42      100.00
2.750               2            424,099.67           0.05      3.909      764        212,050       63.93       63.93      100.00
2.875               6          1,242,400.00           0.14      4.019      713        207,067       73.63       73.63      100.00
                -----     -----------------         ------      -----      ---     ----------       -----       -----       -----
TOTAL:          2,291     $  895,655,699.79         100.00%     3.086%     733     $  390,945       71.69%      66.37  %    71.51%
                =====     =================         ======      =====      ===     ==========       =====       =====       =====





MAXIMUM MORTGAGE RATE


                                                  % OF
                                                AGGREGATE             WEIGHTED      AVERAGE     WEIGHTED    WEIGHTED
MAXIMUM     NUMBER OF        AGGREGATE          PRINCIPAL   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE     AVERAGE     PERCENT
MORTGAGE     MORTGAGE        PRINCIPAL           BALANCE     AVERAGE   CREDIT       BALANCE     ORIGINAL   EFFECTIVE     FULL
RATE (%)      LOANS      BALANCE OUTSTANDING   OUTSTANDING   COUPON    SCORE      OUTSTANDING     LTV        LTV    DOCUMENTATION
--------      -----      -------------------   -----------   ------    -----      -----------     ---        ---    -------------
12.000        2,291     $   895,655,699.79     100.00%      3.086%      733     $390,945        71.69%     66.37%     71.51%
              -----     ------------------     ------       -----       ---     --------        -----      -----      -----
TOTAL:        2,291     $   895,655,699.79     100.00%      3.086%      733     $390,945        71.69%     66.37%     71.51%
              =====     ==================     ======       =====       ===     ========        =====      =====      =====



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C




NEXT RATE ADJUSTMENT DATE

                                                    % OF
                                                  AGGREGATE            WEIGHTED     AVERAGE       WEIGHTED   WEIGHTED
NEXT RATE      NUMBER OF         AGGREGATE        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL       AVERAGE    AVERAGE     PERCENT
ADJUSTMENT      MORTGAGE         PRINCIPAL         BALANCE     AVERAGE  CREDIT      BALANCE       ORIGINAL   EFFECTIVE     FULL
   DATE          LOANS      BALANCE OUTSTANDING  OUTSTANDING   COUPON    SCORE    OUTSTANDING        LTV        LTV    DOCUMENTATION
   ----          -----      -------------------  -----------   ------    -----    -----------        ---        ---    -------------

July 2004          406     $   208,579,989.75      23.29%      2.884%      732     $513,744        71.78%     66.14%       77.28%


August 2004        115          43,644,158.37       4.87       2.979       738      379,514        71.94      68.05       70.33


September 200       73          27,338,775.58       3.05       3.086       743      374,504        69.86      63.77       69.86


October 2004       682         215,298,399.02      24.04       3.146       731      315,687        71.32      67.42   4   78.77


November 2004      775         301,582,583.55      33.67       3.141       730      389,139        72.16      65.85       63.62



December 2004      240          99,211,793.52      11.08       3.264       743      413,382        71.29      66.11       68.56
                 -----     ------------------     ------       -----       ---     --------        -----      -----       -----
TOTAL:           2,291     $   895,655,699.79     100.00%      3.086%      733     $390,945        71.69%     66.37%      71.51%
                 =====     ==================     ======       =====       ===     ========        =====      =====       =====



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C




                             GROUP I MORTGAGE LOANS



Total Current Balance                                  $369,468,494.54
Total Number of Loans                                        817

                                AVERAGE OR
                            WEIGHTED AVERAGE (1)              MINIMUM             MAXIMUM
                            --------------------              -------             -------
Current Balance             $   452,225.82                $    15,000.00      $ 3,300,000.00
Original Balance            $   461,641.05                $    25,000.00      $ 3,300,000.00

Loan Rate                            2.975%                        2.125%              4.000%
Servicing Fee                        0.250%                        0.250%              0.250%
Net Loan Rate                        2.725%                        1.875%              3.750%

Gross Margin                         1.815%                        1.000%              2.875%
Maximum Loan Rate                   12.000%                       12.000%             12.000%

Original LTV                         71.87%                         6.21%             100.00%
Effective LTV                        66.08%                         6.21%              95.00%

Credit Score                           733                           593                 815

Original Term (mos)                    300                           300                 300
Remaining Term (mos)                   298                           280                 300
Seasoning (mos)                          2                             0                  20

Next Rate Reset                          2                             1                   6
Rate Adj Freq                            3                             1                   6
First Rate Adj Freq (2)                  4                             2                   6

IO Original Term                       120                           120                 120
IO Remaining Term                      118                           100                 120

Top State Concentrations ($)         CA(20.69%),FL(15.07%),VA(6.20%),NY(5.42%),AZ(4.43%)

First Pay Date                                                  11/01/02            07/01/04
Rate Change Date                                                07/01/04            12/01/04
Maturity Date                                                   10/01/27            06/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C



                             GROUP I MORTGAGE LOANS



INDEX

                                      % OF          AGGREGATE             WEIGHTED    AVERAGE     WEIGHTED    WEIGHTED
                 NUMBER OF         AGGREGATE        PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     AVERAGE     PERCENT
                  MORTGAGE         PRINCIPAL         BALANCE     AVERAGE   CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
    INDEX          LOANS      BALANCE OUTSTANDING  OUTSTANDING   COUPON    SCORE    OUTSTANDING     LTV        LTV     DOCUMENTATION
    -----          -----      -------------------  -----------   ------    -----    -----------     ---        ---     -------------
One-Month LIBOR     433      $   220,701,543.51      59.73%      2.871%      733     $509,703      71.72%     66.11%     77.73%
Six-Month LIBOR     384          148,766,951.03      40.27       3.129       734      387,414      72.10      66.03      70.31
                    ---      ------------------     ------       -----       ---     --------      -----      -----      -----
TOTAL:              817      $   369,468,494.54     100.00%      2.975%      733     $452,226      71.87%     66.08%     74.74%
                    ===      ==================     ======       =====       ===     ========      =====      =====      =====




PRINCIPAL BALANCES


                                                   AGGREGATE       % OF AGGREGATE       WEIGHTED
    RANGE OF                     NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE     AVERAGE
    PRINCIPAL BALANCES ($)     MORTGAGE LOANS     OUTSTANDING       OUTSTANDING         COUPON
    ----------------------     --------------     -----------       -----------         ------
0.01 to 100,000.00                  53       $     4,183,894.62         1.13%           3.068%

100,000.01 to 200,000.00           193            28,859,420.73         7.81            3.094

200,000.01 to 300,000.00           129            32,155,018.02         8.70            3.061

300,000.01 to 400,000.00           124            43,150,498.76        11.68            2.996

400,000.01 to 500,000.00            84            37,929,282.32        10.27            2.973

500,000.01 to 600,000.00            50            28,004,435.87         7.58            2.985

600,000.01 to 700,000.00            38            24,990,017.43         6.76            2.979

700,000.01 to 800,000.00            28            21,042,286.21         5.70            2.898

800,000.01 to 900,000.00            18            15,566,957.38         4.21            2.814

900,000.01 to 1,000,000.00          32            31,401,457.65         8.50            3.031

1,000,000.01 to 1,100,000.00         6             6,372,265.13         1.72            2.706

1,100,000.01 to 1,200,000.00        13            15,017,478.37         4.06            2.973

1,200,000.01 to 1,300,000.00        14            17,499,115.39         4.74            2.973

1,300,000.01 to 1,400,000.00         7             9,631,000.00         2.61            2.929

1,400,000.01 to 1,500,000.00         3             4,421,600.29         1.20            2.625

1,500,000.01 to 2,000,000.00        21            37,678,766.37        10.20            2.965

2,000,000.01 to 2,500,000.00         1             2,490,000.00         0.67            2.875

2,500,000.01 to 3,000,000.00         2             5,775,000.00         1.56            2.755

3,000,000.01 or greater              1             3,300,000.00         0.89            3.000
                                   ---       ------------------       ------            -----
TOTAL:                             817       $   369,468,494.54       100.00%           2.975%
                                   ===       ==================       ======            =====

                                    WEIGHTED     AVERAGE         WEIGHTED   WEIGHTED
                                     AVERAGE    PRINCIPAL         AVERAGE    AVERAGE      PERCENT
    RANGE OF                         CREDIT      BALANCE         ORIGINAL   EFFECTIVE       FULL
    PRINCIPAL BALANCES ($)           SCORE    OUTSTANDING          LTV         LTV      DOCUMENTATION
    ----------------------           -----    -----------          ---         ---      -------------
0.01 to 100,000.00                      753     $   78,941         60.92%     56.43%      52.56%

100,000.01 to 200,000.00                739        149,531         71.48      65.78       66.26

200,000.01 to 300,000.00                731        249,264         77.10      71.98       72.86

300,000.01 to 400,000.00                735        347,988         74.20      70.70       69.36

400,000.01 to 500,000.00                738        451,539         75.33      71.03       69.02

500,000.01 to 600,000.00                735        560,089         74.91      70.11       67.88

600,000.01 to 700,000.00                718        657,632         73.03      69.52       68.58

700,000.01 to 800,000.00                737        751,510         76.50      67.72       53.70

800,000.01 to 900,000.00                728        864,831         73.71      67.03       72.75

900,000.01 to 1,000,000.00              739        981,296         57.03      55.42       49.34

1,000,000.01 to 1,100,000.00            747      1,062,044         65.62      62.17      100.00

1,100,000.01 to 1,200,000.00            715      1,155,191         73.34      64.41       92.18

1,200,000.01 to 1,300,000.00            727      1,249,937         69.55      66.74      100.00

1,300,000.01 to 1,400,000.00            722      1,375,857         83.36      64.80      100.00

1,400,000.01 to 1,500,000.00            765      1,473,867         48.76      48.76      100.00

1,500,000.01 to 2,000,000.00            726      1,794,227         67.10      58.94      100.00

2,000,000.01 to 2,500,000.00            745      2,490,000         60.00      60.00      100.00

2,500,000.01 to 3,000,000.00            769      2,887,500         80.52      61.30      100.00

3,000,000.01 or greater                 745      3,300,000        100.00      65.00      100.00
                                        ---     ----------         -----      -----       -----
TOTAL:                                  733     $  452,226         71.87%     66.08%      74.74%
                                        ===     ==========         =====      =====       =====



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                             GROUP I MORTGAGE LOANS







    CURRENT MORTGAGE RATES



RANGE OF                                  AGGREGATE       % OF AGGREGATE     WEIGHTED
CURRENT MORTGAGE      NUMBER OF        PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
RATES (%)           MORTGAGE LOANS         OUTSTANDING       OUTSTANDING      COUPON
---------           --------------         -----------       -----------      ------
2.001 to 2.250                3       $     4,121,250.00         1.12%        2.145%

2.251 to 2.500               12             6,317,502.99         1.71         2.435

2.501 to 2.750              183            91,467,989.79        24.76         2.654

2.751 to 3.000              274           135,046,532.23        36.55         2.975

3.001 to 3.250              225            95,065,099.10        25.73         3.179

3.251 to 3.500              109            34,153,892.12         9.24         3.389

3.501 to 3.750                8             2,737,128.31         0.74         3.706

3.751 to 4.000                3               559,100.00         0.15         3.931
                            ---       ------------------       ------         -----
TOTAL:                      817       $   369,468,494.54       100.00%        2.975%
                            ===       ==================       ======         =====



                         WEIGHTED      AVERAGE         WEIGHTED       WEIGHTED
RANGE OF                 AVERAGE      PRINCIPAL         AVERAGE       AVERAGE       PERCENT
CURRENT MORTGAGE         CREDIT        BALANCE         ORIGINAL      EFFECTIVE        FULL
RATES (%)                 SCORE      OUTSTANDING          LTV           LTV      DOCUMENTATION
---------                 -----      -----------          ---           ---      -------------
2.001 to 2.250              779       $1,373,750          60.18%       60.18%       100.00%

2.251 to 2.500              737          526,459          88.46        69.87         51.40

2.501 to 2.750              735          499,825          74.49        66.03         74.09

2.751 to 3.000              731          492,871          72.34        66.03         74.12

3.001 to 3.250              730          422,512          69.09        66.47         76.27

3.251 to 3.500              738          313,338          67.93        65.36         73.51

3.501 to 3.750              768          342,141          89.27        66.70        100.00

3.751 to 4.000              761          186,367          59.03        59.03        100.00
                            ---       ----------          -----        -----         -----
TOTAL:                      733       $  452,226          71.87%       66.08%        74.74%
                            ===       ==========          =====        =====         =====







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                             GROUP I MORTGAGE LOANS

REMAINING TERM

                                                                        WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
              NUMBER OF       AGGREGATE      % OF AGGREGATE    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    AVERAGE       PERCENT
REMAINING     MORTGAGE   PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE   CREDIT     BALANCE    ORIGINAL   EFFECTIVE       FULL
TERM (MONTHS)   LOANS        OUTSTANDING      OUTSTANDING      COUPON    SCORE    OUTSTANDING     LTV        LTV      DOCUMENTATION
-------------   -----        -----------      -----------      ------    -----    -----------     ---        ---      -------------
280               1      $     198,874.66         0.05%        2.750%      778     $  198,875    80.00%       80.00%         0.00%
281               1            889,179.23         0.24         2.750       624        889,179    74.12        74.12        100.00
282               1          1,765,665.37         0.48         3.750       793      1,765,665   100.00        65.00        100.00
283               5          2,029,522.76         0.55         2.784       758        405,905    51.03        51.03         80.75
284               6          2,961,596.06         0.80         2.816       771        493,599    87.96        68.72         20.50
285               5          2,849,175.00         0.77         2.673       736        569,835    80.79        73.49         68.97
286               8          6,286,236.62         1.70         2.859       740        785,780    68.99        57.06         67.95
287               4          2,789,554.32         0.76         2.787       766        697,389    65.40        64.08        100.00
288               4          2,380,593.20         0.64         2.881       733        595,148    66.59        66.59         97.37
289               1            900,000.00         0.24         2.625       706        900,000    58.08        50.00        100.00
290               2          2,800,000.00         0.76         2.766       741      1,400,000    73.25        65.39        100.00
291               7          4,887,991.95         1.32         2.829       743        698,285    69.03        69.03         80.91
292               5          2,563,465.20         0.69         2.943       724        512,693    71.29        65.89         74.98
293               5          2,483,653.88         0.67         2.934       746        496,731    73.45        61.38         83.90
294               3          1,186,800.08         0.32         3.004       768        395,600    87.59        56.08         36.97
295               6          2,063,320.80         0.56         2.737       760        343,887    69.61        68.35         90.93
296              19          7,678,729.11         2.08         3.020       712        404,144    77.53        68.52         85.95
297              24         13,286,235.63         3.60         3.036       744        553,593    81.00        67.60         91.31
298             235         99,384,933.88        26.90         2.998       728        422,915    70.65        66.36         79.68
299             376        167,063,649.71        45.22         2.966       732        444,318    71.89        66.29         70.44
300              99         43,019,317.08        11.64         3.029       742        434,539    70.14        65.46         70.48
                ---      ----------------       ------         -----       ---     ----------    -----        -----         -----
TOTAL:          817      $ 369,468,494.54       100.00%        2.975%      733     $  452,226    71.87%       66.08%        74.74%
                ===      ================       ======         =====       ===     ==========    =====        =====         =====







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                             GROUP I MORTGAGE LOANS




ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF ORIGINAL                           AGGREGATE       % OF AGGREGATE   WEIGHTED
LOAN-TO-VALUE         NUMBER OF        PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
RATIOS (%)         MORTGAGE LOANS         OUTSTANDING       OUTSTANDING      COUPON
----------         --------------         -----------       -----------      ------
0.01 to 10.00                2       $     1,014,999.00         0.27%        3.002%

10.01 to 20.00              10             3,133,650.37         0.85         3.300

20.01 to 30.00              12             5,870,641.37         1.59         2.862

30.01 to 40.00              24             8,755,924.58         2.37         2.973

40.01 to 50.00              66            28,619,506.27         7.75         3.006

50.01 to 60.00              73            44,941,286.27        12.16         2.947

60.01 to 70.00             103            59,735,440.14        16.17         2.977

70.01 to 75.00             120            61,350,056.55        16.60         2.963

75.01 to 80.00             249            80,740,264.90        21.85         3.034

80.01 to 85.00               4             2,445,000.00         0.66         2.866

85.01 to 90.00              24            10,288,328.61         2.78         3.010

90.01 to 95.00              27             9,296,958.44         2.52         3.045

95.01 to 100.00            103            53,276,438.04        14.42         2.881
                           ---       ------------------       ------         -----
TOTAL:                     817       $   369,468,494.54       100.00%        2.975%
                           ===       ==================       ======         =====




                      WEIGHTED        AVERAGE         WEIGHTED    WEIGHTED
RANGE OF ORIGINAL     AVERAGE       PRINCIPAL         AVERAGE     AVERAGE       PERCENT
LOAN-TO-VALUE          CREDIT         BALANCE         ORIGINAL    EFFECTIVE        FULL
RATIOS (%)             SCORE        OUTSTANDING         LTV         LTV      DOCUMENTATION
----------             -----        -----------         ---         ---      -------------
0.01 to 10.00              756       $507,500           7.13%        7.13%        0.00%

10.01 to 20.00             764        313,365          15.15        15.15        35.80

20.01 to 30.00             758        489,220          26.34        26.34        67.64

30.01 to 40.00             741        364,830          33.98        33.98        50.60

40.01 to 50.00             741        433,629          46.66        46.66        59.19

50.01 to 60.00             737        615,634          56.30        56.01        80.02

60.01 to 70.00             735        579,956          66.19        66.19        66.68

70.01 to 75.00             731        511,250          73.70        73.64        91.78

75.01 to 80.00             726        324,258          79.25        78.83        80.02

80.01 to 85.00             742        611,250          81.75        59.40        74.48

85.01 to 90.00             706        428,680          89.02        76.44        72.42

90.01 to 95.00             744        344,332          93.96        79.48        65.81

95.01 to 100.00            734        517,247          99.83        66.56        70.52
                           ---       --------          -----        -----        -----
TOTAL:                     733       $452,226          71.87%       66.08%       74.74%
                           ===       ========          =====        =====        =====




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP I MORTGAGE LOANS

CREDIT SCORES


                                               AGGREGATE          % OF AGGREGATE      WEIGHTED
                             NUMBER OF      PRINCIPAL BALANCE    PRINCIPAL BALANCE    AVERAGE
RANGE OF CREDIT SCORES    MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
----------------------    --------------       -----------          -----------        ------
Not Available                    1              $112,000.00             0.03%          3.000%
576 to 600                       2             1,059,211.00             0.29           2.835
601 to 625                      12             6,158,288.26             1.67           2.964
626 to 650                      26            12,337,918.26             3.34           2.980
651 to 675                      55            26,195,994.80             7.09           2.984
676 to 700                     102            45,847,919.75            12.41           2.981
701 to 725                     111            50,608,662.39            13.70           2.970
726 to 750                     135            71,782,131.56            19.43           3.004
751 to 775                     193            80,474,475.20            21.78           2.958
776 to 800                     149            60,198,417.66            16.29           2.993
801 to 825                      31            14,693,475.66             3.98           2.833
                               ---          ---------------           ------           -----
TOTAL:                         817          $369,468,494.54           100.00%          2.975%
                               ===          ===============           ======           =====


                              WEIGHTED      AVERAGE      WEIGHTED     WEIGHTED
                              AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                               CREDIT       BALANCE      ORIGINAL    EFFECTIVE         FULL
RANGE OF CREDIT SCORES         SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
----------------------         -----      -----------      ---          ---       -------------
Not Available                    NA        $112,000        70.00%      70.00%         100.00%
576 to 600                      598         529,606        76.40       76.40          100.00
601 to 625                      613         513,191        77.71       63.41          100.00
626 to 650                      643         474,535        75.26       71.78          100.00
651 to 675                      663         476,291        73.67       69.95          100.00
676 to 700                      687         449,489        77.22       69.47           93.39
701 to 725                      713         455,934        73.69       68.57           75.88
726 to 750                      738         531,719        70.10       65.10           71.95
751 to 775                      763         416,966        67.18       63.21           67.31
776 to 800                      786         404,016        72.47       64.00           55.15
801 to 825                      805         473,983        72.03       64.52           68.33
                                ---        --------        -----       -----           -----
TOTAL:                          733        $452,226        71.87%      66.08%          74.74%
                                ===        ========        =====       =====           =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
GEOGRAPHIC AREA           MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
---------------           --------------       -----------          -----------        ------
Alabama                          10           $2,574,410.00             0.70%           3.231%
Alaska                            3              733,000.00             0.20            2.625
Arizona                          36           16,359,290.96             4.43            2.966
Arkansas                          3              935,354.00             0.25            3.121
California                      108           76,457,819.57            20.69            3.027
Colorado                         30           15,859,868.37             4.29            2.898
Connecticut                      17           12,598,057.42             3.41            2.885
Delaware                          3            1,548,776.00             0.42            3.030
District of Columbia              3            1,032,500.00             0.28            3.131
Florida                         127           55,697,314.73            15.07            2.983
Georgia                          31           10,354,065.80             2.80            2.873
Hawaii                            4            1,989,765.13             0.54            2.700
Illinois                         35           14,893,666.36             4.03            3.010
Indiana                           8            2,120,678.00             0.57            3.048
Iowa                              2              234,000.00             0.06            3.145
Kansas                            6            1,572,800.00             0.43            2.805
Kentucky                          5              881,700.26             0.24            2.965
Louisiana                         5              710,897.67             0.19            2.833
Maine                             1              350,000.00             0.09            2.875
Maryland                         12            4,036,313.23             1.09            3.003
Massachusetts                    16            9,688,261.38             2.62            3.056
Michigan                         20            5,420,894.39             1.47            3.011
Minnesota                         8            1,705,304.00             0.46            3.159
Mississippi                       2              482,699.00             0.13            3.098
Missouri                          9            3,056,349.00             0.83            2.879
Montana                           3              610,100.00             0.17            3.037
Nebraska                          2              274,000.00             0.07            3.084
Nevada                           21           11,499,264.00             3.11            2.933
New Hampshire                     1              215,000.00             0.06            3.375
New Jersey                       30           15,559,088.43             4.21            2.974
New Mexico                        1               64,000.00             0.02            3.000
New York                         37           20,007,546.35             5.42            2.961
North Carolina                   17            6,393,729.57             1.73            2.947
Ohio                             14            5,381,704.62             1.46            2.868
Oklahoma                          6            1,442,841.98             0.39            3.021
Oregon                            7            4,024,400.00             1.09            2.867
Pennsylvania                     10            4,221,482.31             1.14            2.855
Rhode Island                      4            1,575,394.37             0.43            3.427

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
GEOGRAPHIC AREA            SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
---------------            -----      -----------      ---          ---       -------------
Alabama                     718         $257,441      68.92%       68.92%          81.21%
Alaska                      746          244,333      79.79        63.56           32.47
Arizona                     717          454,425      77.26        69.35           82.40
Arkansas                    706          311,785      66.32        57.66           60.94
California                  725          707,943      69.40        64.93           84.67
Colorado                    747          528,662      69.34        66.47           72.80
Connecticut                 745          741,062      60.74        59.44           77.64
Delaware                    765          516,259      74.38        74.38           39.95
District of Columbia        701          344,167      63.09        63.09           58.84
Florida                     741          438,562      72.03        66.50           67.14
Georgia                     712          334,002      75.05        71.13           70.27
Hawaii                      752          497,441      40.56        40.56           70.60
Illinois                    733          425,533      73.36        67.16           78.96
Indiana                     726          265,085      84.08        77.46           75.84
Iowa                        775          117,000      69.56        69.56           58.12
Kansas                      717          262,133      82.37        75.03           83.91
Kentucky                    741          176,340      80.61        76.76           67.73
Louisiana                   721          142,180      69.34        64.91           57.91
Maine                       724          350,000      52.24        52.24            0.00
Maryland                    768          336,359      75.12        69.31           80.27
Massachusetts               760          605,516      63.93        57.14           60.09
Michigan                    744          271,045      78.70        66.12           52.15
Minnesota                   744          213,163      73.05        73.05           91.57
Mississippi                 690          241,350      56.77        56.77          100.00
Missouri                    717          339,594      82.49        74.26           74.87
Montana                     762          203,367      75.58        63.46           75.25
Nebraska                    701          137,000      86.57        76.72            0.00
Nevada                      742          547,584      78.49        68.51           72.72
New Hampshire               707          215,000      70.49        70.49          100.00
New Jersey                  712          518,636      67.52        60.35           77.48
New Mexico                  741           64,000      80.00        80.00            0.00
New York                    735          540,744      66.13        61.20           70.20
North Carolina              717          376,102      76.39        72.02           85.85
Ohio                        741          384,407      86.65        67.26           80.65
Oklahoma                    768          240,474      76.08        66.46           43.43
Oregon                      743          574,914      74.56        67.36           70.90
Pennsylvania                721          422,148      74.98        69.79           69.30
Rhode Island                739          393,849      73.64        68.21           20.02

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP I MORTGAGE LOANS


GEOGRAPHIC AREA
(CONT'D.)

                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
GEOGRAPHIC AREA           MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
---------------           --------------       -----------          -----------        ------
South Carolina                   14             8,024,331.04            2.17            2.844
Tennessee                        13             2,434,367.75            0.66            3.246
Texas                            41            16,113,539.18            4.36            2.929
Utah                              5             1,602,423.59            0.43            3.015
Vermont                           1               118,000.00            0.03            2.625
Virginia                         72            22,890,685.08            6.20            2.974
Washington                        8             3,950,419.00            1.07            2.896
Wisconsin                         5             1,191,392.00            0.32            3.038
Wyoming                           1               581,000.00            0.16            3.375
                                ---          ---------------          ------            -----
TOTAL:                          817          $369,468,494.54          100.00%           2.975%
                                ===          ===============          ======            =====

                              WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                              AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                               CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
GEOGRAPHIC AREA                SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
---------------                -----      -----------      ---          ---       -------------
South Carolina                   762         573,167      84.12        61.29           82.79
Tennessee                        738         187,259      81.33        79.05           78.62
Texas                            736         393,013      74.55        65.36           65.14
Utah                             736         320,485      73.78        73.78           51.89
Vermont                          782         118,000      56.03        56.03            0.00
Virginia                         732         317,926      74.56        73.36           78.44
Washington                       707         493,802      69.49        63.83           97.12
Wisconsin                        752         238,278      71.06        71.06           33.24
Wyoming                          719         581,000      59.59        50.00          100.00
                                 ---        --------      -----        -----           -----
TOTAL:                           733        $452,226      71.87%       66.08%          74.74%
                                 ===        ========      =====        =====           =====



OCCUPANCY TYPE

                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
OCCUPANCY TYPE            MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
--------------            --------------       -----------          -----------        ------
Primary                         646          $297,857,222.00           80.62%           2.974%
Second Home                     124            57,263,025.69           15.50            2.997
Investment                       47            14,348,246.85            3.88            2.898
                                ---          ---------------          ------            -----
TOTAL:                          817          $369,468,494.54          100.00%           2.975%
                                ===          ===============          ======            =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
OCCUPANCY TYPE             SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
--------------             -----      -----------      ---          ---       -------------
Primary                      731        $461,079      71.47%       66.78%          74.53%
Second Home                  746         461,799      73.98        66.65           75.14
Investment                   725         305,282      71.84        49.09           77.52
                             ---        --------      -----        -----           -----
TOTAL:                       733        $452,226      71.87%       66.08%          74.74%
                             ===        ========      =====        =====           =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP I MORTGAGE LOANS


PROPERTY TYPE


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
PROPERTY TYPE             MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
-------------             --------------       -----------          -----------        ------
Single Family                  473           $219,657,116.20          59.45%           2.986%
Planned Unit Development        17              5,032,101.50           1.36            3.051
Condominium                    107             40,277,526.43          10.90            3.020
Cooperative                      6              2,233,991.08           0.60            2.972
Two- to Four-Family             13              4,168,200.00           1.13            3.015
De Minimis PUD                 201             98,099,559.33          26.55            2.925
                               ---           ---------------         ------            -----
TOTAL:                         817           $369,468,494.54         100.00%           2.975%
                               ===           ===============         ======            =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
PROPERTY TYPE              SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
-------------              -----      -----------      ---          ---       -------------
Single Family                730        $464,391       68.87%      64.66%          74.08%
Planned Unit Development     766         296,006       73.26       68.00           86.84
Condominium                  741         376,425       77.80       68.07           74.48
Cooperative                  774         372,332       65.87       65.87           62.45
Two- to Four-Family          762         320,631       72.57       60.12           38.16
De Minimis PUD               733         488,058       76.20       68.60           77.53
                             ---        --------       -----       -----           -----
TOTAL:                       733        $452,226       71.87%      66.08%          74.74%
                             ===        ========       =====       =====           =====



LOAN PURPOSE


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
LOAN PURPOSE              MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
------------              --------------       -----------          -----------        ------
Purchase                       393           $197,641,990.07           53.49%           2.940%
Refinance (No Cash-out)        159             55,810,514.67           15.11            3.035
Refinance (Cash-out)           265            116,015,989.80           31.40            3.005
                               ---           ---------------          ------            -----
TOTAL:                         817           $369,468,494.54          100.00%           2.975%
                               ===           ===============          ======            =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
LOAN PURPOSE               SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
------------               -----      -----------      ---          ---       -------------
Purchase                     736        $502,906      78.60%       68.89%         78.74%
Refinance (No Cash-out)      722         351,010      63.18        62.77          66.74
Refinance (Cash-out)         735         437,796      64.59        62.87          71.77
                             ---        --------      -----        -----          -----
TOTAL:                       733        $452,226      71.87%       66.08%         74.74%
                             ===        ========      =====        =====          =====

LOAN DOCUMENTATION


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
LOAN DOCUMENTATION        MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
------------------        --------------       -----------          -----------        ------
Full Documentation               566         $276,136,213.84          74.74%           2.979%
Alternative Documentation         78           28,870,810.83           7.81            2.953
Stated Documentation              50           16,200,502.50           4.38            2.902
No Income/No Ratio
  Documentation                  123           48,260,967.37          13.06            2.989
                                 ---         ---------------         ------            -----
TOTAL:                           817         $369,468,494.54         100.00%           2.975%
                                 ===         ===============         ======            =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
LOAN DOCUMENTATION         SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
------------------         -----      -----------      ---          ---       -------------
Full Documentation           725        $487,873      73.09%       67.79%         100.00%
Alternative Documentation    745         370,139      78.15        69.78            0.00
Stated Documentation         756         324,010      65.43        61.79            0.00
No Income/No Ratio
  Documentation              766         392,366      63.29        55.50            0.00
                             ---        --------      -----        -----           -----
TOTAL:                       733        $452,226      71.87%       66.08%          74.74%
                             ===        ========      =====        =====           =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP I MORTGAGE LOANS


CHANNEL


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
CHANNEL                   MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
-------                   --------------       -----------          -----------        ------
Retail                           644         $305,414,371.49           82.66%           2.939%
Correspondent                    138           42,206,532.95           11.42            3.178
Broker                            35           21,847,590.10            5.91            3.086
                                 ---         ---------------          ------            -----
TOTAL:                           817         $369,468,494.54          100.00%           2.975%
                                 ===         ===============          ======            =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
CHANNEL                    SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
-------                    -----      -----------      ---          ---       -------------
Retail                       734        $474,246       72.63%      65.72%           69.54%
Correspondent                729         305,844       70.69       69.91           100.00
Broker                       731         624,217       63.61       63.61            98.59
                             ---        --------       -----       -----            -----
TOTAL:                       733        $452,226       71.87%      66.08%           74.74%
                             ===        ========       =====       =====            =====


MARGINS


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
MARGINS (%)               MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
-----------               --------------       -----------          -----------        ------
1.000                              3           $4,121,250.00             1.12%          2.145%
1.250                              6            3,260,468.00             0.88           2.375
1.375                              8            4,323,284.99             1.17           2.562
1.500                            139           69,797,925.18            18.89           2.625
1.625                             82           35,794,020.48             9.69           2.818
1.750                             22           17,803,343.25             4.82           2.889
1.875                            222          103,856,667.85            28.11           3.005
2.000                            236          102,048,838.98            27.62           3.211
2.125                             35           12,549,414.16             3.40           3.252
2.250                             51           11,668,153.34             3.16           3.394
2.375                              9            1,920,362.94             0.52           3.563
2.500                              1            1,765,665.37             0.48           3.750
2.750                              1              308,100.00             0.08           3.875
2.875                              2              251,000.00             0.07           4.000
                                 ---         ---------------           ------           -----
TOTAL:                           817         $369,468,494.54           100.00%          2.975%
                                 ===         ===============           ======           =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
MARGINS (%)                SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
-----------                -----      -----------      ---          ---       -------------
1.000                        779       $1,373,750      60.18%      60.18%          100.00%
1.250                        737          543,411      92.00       66.50            27.30
1.375                        736          540,411      84.07       73.48            83.81
1.500                        736          502,143      74.58       65.89            73.54
1.625                        726          436,512      73.22       64.67            67.91
1.750                        723          809,243      71.64       67.22            86.29
1.875                        735          467,823      72.56       66.57            73.69
2.000                        732          432,410      67.89       64.58            70.08
2.125                        727          358,555      73.16       73.16           100.00
2.250                        732          228,787      69.41       69.41           100.00
2.375                        725          213,374      72.67       72.67           100.00
2.500                        793        1,765,665     100.00       65.00           100.00
2.750                        790          308,100      61.37       61.37           100.00
2.875                        726          125,500      56.16       56.16           100.00
                             ---         --------      -----       -----            -----
TOTAL:                       733         $452,226      71.87%      66.08%           74.74%
                             ===         ========      =====       =====            =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP I MORTGAGE LOANS


MAXIMUM MORTGAGE RATE


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
MAXIMUM MORTGAGE            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
 RATE (%)                 MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
----------------          --------------       -----------          -----------        ------
12.000                           817         $369,468,494.54          100.00%          2.975%
                                 ---         ---------------          ------           -----
TOTAL:                           817         $369,468,494.54          100.00%          2.975%
                                 ===         ===============          ======           =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
MAXIMUM MORTGAGE           CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
 RATE (%)                  SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
----------------           -----      -----------      ---          ---       -------------
12.000                       733        $452,226      71.87%       66.08%          74.74%
                             ---        --------      -----        -----           -----
TOTAL:                       733        $452,226      71.87%       66.08%          74.74%
                             ===        ========      =====        =====           =====


NEXT RATE ADJUSTMENT DATE


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
NEXT RATE                   NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE     AVERAGE
 ADJUSTMENT DATE          MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
----------------          --------------       -----------          -----------        ------
July 2004                       379          $196,657,831.39            53.23%         2.874%
August 2004                      74            29,804,555.53             8.07          2.896
September 2004                   18             8,558,500.09             2.32          3.032
October 2004                    139            50,998,973.13            13.80          3.092
November 2004                   163            63,399,679.87            17.16          3.117
December 2004                    44            20,048,954.53             5.43          3.308
                                ---          ---------------           ------          -----
TOTAL:                          817          $369,468,494.54           100.00%         2.975%
                                ===          ===============           ======          =====

                          WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE      PRINCIPAL     AVERAGE      AVERAGE        PERCENT
NEXT RATE                  CREDIT       BALANCE      ORIGINAL    EFFECTIVE        FULL
 ADJUSTMENT DATE           SCORE      OUTSTANDING      LTV          LTV       DOCUMENTATION
----------------           -----      -----------      ---          ---       -------------
July 2004                    732        $518,886      71.64%       65.96%         78.36%
August 2004                  742         402,764      72.85        67.48          70.41
September 2004               750         475,472      71.30        67.75          80.40
October 2004                 733         366,899      71.89        65.96          78.30
November 2004                727         388,955      72.62        66.45          63.24
December 2004                748         455,658      70.52        63.48          70.55
                             ---        --------      -----        -----          -----
TOTAL:                       733        $452,226      71.87%       66.08%         74.74%
                             ===        ========      =====        =====          =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP II MORTGAGE LOANS


Total Current Balance                       $412,584,259.76
Total Number of Loans                             1,168

                                                AVERAGE OR
                                           WEIGHTED AVERAGE (1)               MINIMUM                        MAXIMUM
                                           --------------------               -------                        -------
Current Balance                                $353,239.95                  $29,249.36                    $2,400,000.00
Original Balance                               $354,746.22                  $29,700.00                    $2,400,000.00

Loan Rate                                        3.163%                       2.125%                         4.125%
Servicing Fee                                    0.250%                       0.250%                         0.250%
Net Loan Rate                                    2.913%                       1.875%                         3.875%

Gross Margin                                     1.937%                       1.000%                         2.875%
Maximum Loan Rate                                12.000%                      12.000%                        12.000%

Original LTV                                     71.41%                        9.51%                         100.00%
Effective LTV                                    66.48%                        9.51%                         95.00%

Credit Score                                       733                          561                            823

Original Term (mos)                                300                          300                            300
Remaining Term (mos)                               298                          283                            300
Seasoning (mos)                                     2                            0                             17

Next Rate Reset                                     5                            1                              6
Rate Adj Freq                                       6                            6                              6
First Rate Adj Freq (2)                             6                            6                              6

IO Original Term                                   120                          120                            120
IO Remaining Term                                  118                          103                            120

Top State Concentrations ($)                              CA(17.77%),FL(10.43%),NJ(7.55%),NY(6.82%),TX(6.39%)

First Pay Date                                                               02/01/03                       07/01/04
Rate Change Date                                                             07/01/04                       12/01/04
Maturity Date                                                                01/01/28                       06/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                             GROUP II MORTGAGE LOANS


INDEX


                                                AGGREGATE          % OF AGGREGATE     WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE    AVERAGE
INDEX                     MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
-----                     --------------       -----------          -----------        ------
Six-Month LIBOR                 1168         $412,584,259.76          100.00%          3.163%
                               -----         ---------------          ------           -----
TOTAL:                         1,168         $412,584,259.76          100.00%          3.163%
                               =====         ===============          ======           =====

                         WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE     PRINCIPAL     AVERAGE      AVERAGE        PERCENT
                          CREDIT       BALANCE      ORIGINAL    EFFECTIVE         FULL
INDEX                      SCORE     OUTSTANDING      LTV          LTV       DOCUMENTATION
-----                      -----     -----------      ---          ---       -------------
Six-Month LIBOR             733        $353,240      71.41%       66.48%         68.35%
                            ---        --------      -----        -----          -----
TOTAL:                      733        $353,240      71.41%       66.48%         68.35%
                            ===        ========      =====        =====          =====

PRINCIPAL BALANCES


                                                    AGGREGATE          % OF AGGREGATE     WEIGHTED
RANGE OF                        NUMBER OF       PRINCIPAL BALANCE    PRINCIPAL BALANCE    AVERAGE
PRINCIPAL BALANCES ($)        MORTGAGE LOANS       OUTSTANDING          OUTSTANDING        COUPON
---------------------         --------------       -----------          -----------        ------
0.01 to 100,000.00                   94           $7,298,966.65             1.77%           3.227%
100,000.01 to 200,000.00            336           50,164,467.56            12.16            3.231
200,000.01 to 300,000.00            226           55,966,948.34            13.56            3.208
300,000.01 to 400,000.00            184           64,520,552.95            15.64            3.163
400,000.01 to 500,000.00            117           52,651,332.73            12.76            3.147
500,000.01 to 600,000.00             58           32,490,580.40             7.87            3.134
600,000.01 to 700,000.00             32           20,722,304.32             5.02            3.138
700,000.01 to 800,000.00             34           25,722,100.39             6.23            3.090
800,000.01 to 900,000.00             22           18,869,046.96             4.57            3.116
900,000.01 to 1,000,000.00           24           23,422,470.28             5.68            3.112
1,000,000.01 to 1,100,000.00          7            7,555,227.90             1.83            3.052
1,100,000.01 to 1,200,000.00          6            6,989,802.52             1.69            3.106
1,200,000.01 to 1,300,000.00          2            2,516,143.27             0.61            2.825
1,300,000.01 to 1,400,000.00          6            8,091,463.54             1.96            3.082
1,400,000.01 to 1,500,000.00          4            5,967,500.00             1.45            3.187
1,500,000.01 to 2,000,000.00         15           27,235,351.95             6.60            3.230
2,000,000.01 to 2,500,000.00          1            2,400,000.00             0.58            3.500
                                  -----         ---------------           ------            -----
TOTAL:                            1,168         $412,584,259.76           100.00%           3.163%
                                  =====         ===============           ======            =====

                               WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                                AVERAGE     PRINCIPAL     AVERAGE      AVERAGE        PERCENT
RANGE OF                        CREDIT       BALANCE      ORIGINAL    EFFECTIVE         FULL
PRINCIPAL BALANCES ($)           SCORE     OUTSTANDING      LTV          LTV       DOCUMENTATION
---------------------            -----     -----------      ---          ---       -------------
0.01 to 100,000.00                747         $77,649       57.61%       54.01%         61.63%
100,000.01 to 200,000.00          738         149,299       70.45        67.05          75.10
200,000.01 to 300,000.00          729         247,641       72.88        68.81          69.02
300,000.01 to 400,000.00          734         350,655       74.12        68.69          67.95
400,000.01 to 500,000.00          734         450,011       71.60        67.43          69.71
500,000.01 to 600,000.00          729         560,182       72.24        67.94          56.59
600,000.01 to 700,000.00          737         647,572       78.53        69.31          63.01
700,000.01 to 800,000.00          743         756,532       72.55        70.10          47.12
800,000.01 to 900,000.00          745         857,684       70.46        62.78          41.03
900,000.01 to 1,000,000.00        736         975,936       60.43        59.15          36.76
1,000,000.01 to 1,100,000.00      734       1,079,318       64.26        61.26         100.00
1,100,000.01 to 1,200,000.00      732       1,164,967       73.08        67.16         100.00
1,200,000.01 to 1,300,000.00      697       1,258,072       69.41        69.41         100.00
1,300,000.01 to 1,400,000.00      705       1,348,577       75.59        66.94         100.00
1,400,000.01 to 1,500,000.00      701       1,491,875       63.21        58.29         100.00
1,500,000.01 to 2,000,000.00      727       1,815,690       73.60        62.24         100.00
2,000,000.01 to 2,500,000.00      772       2,400,000       53.33        53.33         100.00
                                  ---        --------       -----        -----         ------
TOTAL:                            733        $353,240       71.41%       66.48%         68.35%
                                  ===        ========       =====        =====         ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                            GROUP II MORTGAGE LOANS


CURRENT MORTGAGE RATES


RANGE OF            NUMBER OF        AGGREGATE        % OF AGGREGATE      WEIGHTED
CURRENT MORTGAGE     MORTGAGE     PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVERAGE
RATES (%)              LOANS         OUTSTANDING         OUTSTANDING       COUPON
---------              -----         -----------         -----------       ------
2.001 to 2.250              2     $   1,053,900.00         0.26%            2.142%

2.251 to 2.500              6         3,286,912.27         0.80             2.440

2.501 to 2.750             87        36,513,968.03         8.85             2.742

2.751 to 3.000            182        61,456,940.94        14.90             2.934

3.001 to 3.250            474       188,065,605.99        45.58             3.182

3.251 to 3.500            394       116,552,916.57        28.25             3.388

3.501 to 3.750             17         4,098,616.29         0.99             3.645

3.751 to 4.000              5         1,367,399.67         0.33             3.959

4.001 to 4.250              1           188,000.00         0.05             4.125
                        -----     ----------------       ------             -----
TOTAL:                  1,168     $ 412,584,259.76       100.00%            3.163%
                        =====     ================       ======             =====



                      WEIGHTED       AVERAGE        WEIGHTED     WEIGHTED
RANGE OF               AVERAGE      PRINCIPAL       AVERAGE       AVERAGE       PERCENT
CURRENT MORTGAGE       CREDIT       BALANCE        ORIGINAL     EFFECTIVE       FULL
RATES (%)               SCORE     OUTSTANDING        LTV            LTV     DOCUMENTATION
---------               -----     -----------        ---            ---     -------------
2.001 to 2.250            705       $526,950          71.36%       71.36%       100.00%


2.251 to 2.500            715        547,819          87.16        71.61         60.01


2.501 to 2.750            737        419,701          70.52        64.61         69.27


2.751 to 3.000            735        337,675          73.13        68.52         60.13


3.001 to 3.250            733        396,763          71.34        65.40         65.36


3.251 to 3.500            733        295,820          70.40        67.24         75.65


3.501 to 3.750            735        241,095          71.69        71.69        100.00


3.751 to 4.000            699        273,480          74.17        74.17        100.00


4.001 to 4.250            710        188,000          80.00        80.00        100.00
                          ---       --------          -----        -----         -----
TOTAL:                    733       $353,240          71.41%       66.48%        68.35%
                          ===       ========          =====        =====         =====





REMAINING TERM


                 NUMBER OF         AGGREGATE        % OF AGGREGATE   WEIGHTED
REMAINING        MORTGAGE      PRINCIPAL BALANCE   PRINCIPAL BALANCE  AVERAGE
TERM (MONTHS)      LOANS           OUTSTANDING         OUTSTANDING    COUPON
-------------      -----           -----------         -----------    ------
     283             10       $     4,076,984.49         0.99%        2.961%


     284              7             3,057,604.28         0.74         2.709

     285              4             1,529,381.14         0.37         2.958

     286              3             1,767,108.60         0.43         2.871

     287              4             1,912,743.30         0.46         2.759

     288              6             4,708,571.24         1.14         3.057

     289              4             3,912,300.00         0.95         3.067

     290              3             2,819,045.68         0.68         3.006

     291              8             4,355,187.04         1.06         2.965

     292              1               695,184.48         0.17         2.750

     293              6             2,882,449.79         0.70         2.843

     294              5             2,327,679.75         0.56         3.044

     295              8             1,971,073.88         0.48         3.251

     296             23             5,937,471.68         1.44         3.463

     297             40            12,411,468.27         3.01         3.175

     298            429           130,325,253.74        31.59         3.163

     299            462           174,210,617.74        42.22         3.161

     300            145            53,684,134.66        13.01         3.272
                  -----       ------------------       ------         -----
  TOTAL:          1,168       $   412,584,259.76       100.00%        3.163%
                  =====       ==================       ======         =====




               WEIGHTED       AVERAGE        WEIGHTED     WEIGHTED
                AVERAGE      PRINCIPAL       AVERAGE      AVERAGE       PERCENT
REMAINING       CREDIT       BALANCE        ORIGINAL     EFFECTIVE       FULL
TERM (MONTHS)    SCORE     OUTSTANDING         LTV         LTV       DOCUMENTATION
-------------    -----     -----------         ---         ---       -------------
     283            757       $407,698          82.06%       73.59%        78.73%



     284            705        436,801          74.96        72.61         76.38


     285            752        382,345          75.92        61.03         16.64


     286            768        589,036          82.93        73.22         54.75


     287            710        478,186          77.80        67.32         97.65


     288            730        784,762          74.49        74.49        100.00


     289            738        978,075          71.50        65.85         62.30


     290            722        939,682          74.51        74.51         74.13


     291            736        544,398          60.82        56.12         44.03


     292            666        695,184          80.00        80.00        100.00


     293            714        480,408          57.31        57.31         54.23


     294            752        465,536          61.96        61.96         54.51


     295            739        246,384          65.88        65.88         29.26


     296            741        258,151          65.90        65.90         72.30


     297            739        310,287          70.44        63.87         78.72


     298            730        303,788          70.92        67.79         77.58


     299            732        377,079          71.88        65.56         62.29


     300            747        370,235          71.85        66.26         64.15
                    ---       --------          -----        -----         -----
  TOTAL:            733       $353,240          71.41%       66.48%        68.35%
                    ===       ========          =====        =====         =====




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                            GROUP II MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS


RANGE OF ORIGINAL     NUMBER OF            AGGREGATE       % OF AGGREGATE         WEIGHTED
LOAN-TO-VALUE         MORTGAGE         PRINCIPAL BALANCE  PRINCIPAL BALANCE        AVERAGE
RATIOS (%)             LOANS              OUTSTANDING       OUTSTANDING            COUPON
----------             -----              -----------       -----------            ------
0.01 to 10.00                1       $        32,221.00         0.01%              3.125%

10.01 to 20.00              15             2,928,045.48         0.71               3.162

20.01 to 30.00              25             6,438,076.61         1.56               3.161

30.01 to 40.00              56            15,339,604.87         3.72               3.150

40.01 to 50.00             104            37,328,948.79         9.05               3.187

50.01 to 60.00              91            35,459,705.18         8.59               3.214

60.01 to 70.00             155            65,848,239.45        15.96               3.140

70.01 to 75.00             134            54,464,565.98        13.20               3.108

75.01 to 80.00             406           125,587,842.26        30.44               3.206

80.01 to 85.00               8             3,695,915.00         0.90               2.991

85.01 to 90.00              28            10,373,268.07         2.51               3.144

90.01 to 95.00              31             7,260,300.00         1.76               3.083

95.01 to 100.00            114            47,827,527.07        11.59               3.125
                         -----       ------------------       ------               -----
TOTAL:                   1,168       $   412,584,259.76       100.00%              3.163%
                         =====       ==================       ======               =====



                      WEIGHTED       AVERAGE         WEIGHTED     WEIGHTED
RANGE OF ORIGINAL     AVERAGE       PRINCIPAL        AVERAGE      AVERAGE       PERCENT
LOAN-TO-VALUE          CREDIT        BALANCE         ORIGINAL     EFFECTIVE       FULL
RATIOS (%)              SCORE      OUTSTANDING          LTV         LTV      DOCUMENTATION
----------              -----      -----------          ---         ---      -------------
0.01 to 10.00              739       $ 32,221           9.51%        9.51%        0.00%

10.01 to 20.00             766        195,203          16.98        16.98        49.14

20.01 to 30.00             763        257,523          26.96        26.96        16.86

30.01 to 40.00             738        273,922          35.15        35.15        38.44

40.01 to 50.00             738        358,932          46.26        46.26        42.37

50.01 to 60.00             742        389,667          54.85        54.85        64.06

60.01 to 70.00             725        424,827          66.53        66.03        70.26

70.01 to 75.00             734        406,452          73.72        73.15        72.94

75.01 to 80.00             727        309,330          79.24        78.41        85.61

80.01 to 85.00             767        461,989          81.51        72.13        84.44

85.01 to 90.00             743        370,474          89.34        75.76        75.89

90.01 to 95.00             727        234,203          94.09        81.40        78.60

95.01 to 100.00            741        419,540          99.73        66.29        51.97
                           ---       --------          -----        -----        -----
TOTAL:                     733       $353,240          71.41%       66.48%       68.35%
                           ===       ========          =====        =====        =====



EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION


RANGE OF ORIGINAL
LOAN-TO-VALUE        NUMBER OF           AGGREGATE       % OF AGGREGATE     WEIGHTED
RATIOS AT            MORTGAGE        PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
ORIGINATION (%)        LOANS            OUTSTANDING       OUTSTANDING       COUPON
----------             -----            -----------       -----------       ------
0.01 to 10.00               1       $        32,221.00         0.01%        3.125%

10.01 to 20.00             15             2,928,045.48         0.71         3.162

20.01 to 30.00             25             6,438,076.61         1.56         3.161

30.01 to 40.00             56            15,339,604.87         3.72         3.150

40.01 to 50.00            145            47,534,485.09        11.52         3.176

50.01 to 60.00             98            43,741,786.73        10.60         3.214

60.01 to 70.00            262           115,706,597.99        28.04         3.113

70.01 to 75.00            130            52,045,401.98        12.61         3.119

75.01 to 80.00            397           120,474,338.26        29.20         3.211

80.01 to 85.00              3               533,615.00         0.13         3.240

85.01 to 90.00             18             3,906,385.17         0.95         3.125

90.01 to 95.00             18             3,903,701.58         0.95         3.179
                        -----       ------------------       ------         -----
TOTAL:                  1,168       $   412,584,259.76       100.00%        3.163%
                        =====       ==================       ======         =====





RANGE OF ORIGINAL      WEIGHTED       AVERAGE         WEIGHTED     WEIGHTED
LOAN-TO-VALUE          AVERAGE       PRINCIPAL        AVERAGE      AVERAGE       PERCENT
RATIOS AT               CREDIT        BALANCE         ORIGINAL     EFFECTIVE       FULL
ORIGINATION (%)          SCORE      OUTSTANDING          LTV         LTV      DOCUMENTATION
----------               -----      -----------          ---         ---      -------------
0.01 to 10.00             739       $ 32,221           9.51%        9.51%         0.00%

10.01 to 20.00            766        195,203          16.98        16.98         49.14

20.01 to 30.00            763        257,523          26.96        26.96         16.86

30.01 to 40.00            738        273,922          35.15        35.15         38.44

40.01 to 50.00            730        327,824          56.14        47.06         51.93

50.01 to 60.00            736        446,345          60.83        55.73         68.80

60.01 to 70.00            739        441,628          79.76        67.82         60.89

70.01 to 75.00            733        400,349          73.68        73.68         71.68

75.01 to 80.00            727        303,462          79.22        79.22         85.38

80.01 to 85.00            736        177,872          84.72        84.72        100.00

85.01 to 90.00            709        217,021          89.13        89.13        100.00

90.01 to 95.00            727        216,872          94.80        94.80         96.12
                          ---       --------          -----        -----        ------
TOTAL:                    733       $353,240          71.41%       66.48%        68.35%
                          ===       ========          =====        =====        ======





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C

                            GROUP II MORTGAGE LOANS

CREDIT SCORES


                     NUMBER OF           AGGREGATE       % OF AGGREGATE     WEIGHTED
RANGE OF             MORTGAGE        PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
CREDIT SCORES          LOANS            OUTSTANDING       OUTSTANDING       COUPON
-------------          -----            -----------       -----------       ------
Not Available              4       $       876,800.00         0.21%           3.203%

551 to 575                 1               369,000.00         0.09            3.125

576 to 600                 8             2,263,837.93         0.55            3.089

601 to 625                12             5,627,660.00         1.36            3.151

626 to 650                31            13,970,018.20         3.39            3.144

651 to 675                62            20,847,164.76         5.05            3.061

676 to 700               169            59,995,160.31        14.54            3.187

701 to 725               192            64,745,119.69        15.69            3.216

726 to 750               192            71,790,965.92        17.40            3.139

751 to 775               234            84,711,246.65        20.53            3.165

776 to 800               215            75,759,272.95        18.36            3.162

801 to 825                48            11,628,013.35         2.82            3.126
                       -----       ------------------       ------            -----
TOTAL:                 1,168       $   412,584,259.76       100.00%           3.163%
                       =====       ==================       ======            =====



                       WEIGHTED     AVERAGE         WEIGHTED     WEIGHTED
                        AVERAGE     PRINCIPAL        AVERAGE      AVERAGE       PERCENT
RANGE OF                CREDIT      BALANCE         ORIGINAL     EFFECTIVE       FULL
CREDIT SCORES            SCORE    OUTSTANDING          LTV         LTV      DOCUMENTATION
----------               -----    -----------          ---         ---      -------------
Not Available             NA       $219,200           81.82%       68.65%       100.00%

551 to 575               561        369,000          100.00        50.00        100.00

576 to 600               592        282,980           67.24        64.38        100.00

601 to 625               613        468,972           84.10        66.95        100.00

626 to 650               642        450,646           68.87        67.49        100.00

651 to 675               664        336,245           76.30        71.74        100.00

676 to 700               690        355,001           71.02        68.34         90.47

701 to 725               713        337,214           70.73        65.98         66.05

726 to 750               738        373,911           72.38        67.77         68.91

751 to 775               764        362,014           69.13        64.84         55.88

776 to 800               786        352,369           72.77        65.55         52.61

801 to 825               808        242,250           66.21        59.57         37.45
                         ---       --------          ------        -----        ------
TOTAL:                   733       $353,240           71.41%       66.48%        68.35%
                         ===       ========          ======        =====        ======








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                    MLCC 2004-C


                            GROUP II MORTGAGE LOANS



 GEOGRAPHIC AREA


                                               AGGREGATE       % OF AGGREGATE   WEIGHTED
                           NUMBER OF       PRINCIPAL BALANCE  PRINCIPAL BALANCE AVERAGE
GEOGRAPHIC AREA          MORTGAGE LOANS       OUTSTANDING      OUTSTANDING      COUPON
---------------          --------------       -----------      -----------      ------
Alabama                          20       $    5,304,245.84        1.29%        3.158%

Alaska                            2              569,000.00        0.14         3.375

Arizona                          23           10,565,332.05        2.56         3.230

Arkansas                          8            1,789,992.73        0.43         3.167

California                      166           73,306,036.74       17.77         3.196

Colorado                         38           11,151,866.13        2.70         3.190

Connecticut                      21            4,793,061.07        1.16         3.225

Delaware                          3              954,320.95        0.23         3.175

District of Columbia              3              615,000.00        0.15         3.183

Florida                         132           43,027,173.29       10.43         3.189

Georgia                          45           12,768,707.12        3.09         3.069

Hawaii                            5            1,595,000.00        0.39         3.208

Idaho                             4              822,579.04        0.20         3.104

Illinois                         43           16,536,060.45        4.01         3.205

Indiana                          16            5,206,541.68        1.26         3.182

Iowa                              6              550,571.00        0.13         3.115

Kansas                            8            2,833,715.98        0.69         3.193

Kentucky                          8            2,032,547.00        0.49         3.183

Louisiana                        14            4,575,777.02        1.11         3.150

Maine                             8            2,846,220.93        0.69         3.225

Maryland                         28            9,521,792.44        2.31         3.156

Massachusetts                    25           12,464,898.19        3.02         3.222

Michigan                         29           10,241,282.36        2.48         3.225

Minnesota                        22            5,622,575.67        1.36         3.051

Mississippi                       5              815,200.00        0.20         3.214

Missouri                         13            2,878,790.33        0.70         3.214

Montana                           2              359,744.00        0.09         3.125

Nebraska                          3              790,000.00        0.19         2.834

Nevada                           27            9,745,069.79        2.36         3.150

New Hampshire                     7            1,451,405.00        0.35         3.256

New Jersey                       60           31,141,188.37        7.55         3.156

New Mexico                        6            2,266,195.18        0.55         3.094

New York                         57           28,119,546.82        6.82         3.042

North Carolina                   26            7,350,873.45        1.78         3.103

Ohio                             36           10,045,529.66        2.43         3.189

Oklahoma                          5            1,375,526.20        0.33         2.895

Oregon                            8            2,135,556.81        0.52         3.101

Pennsylvania                     22            6,893,936.73        1.67         3.128






                            WEIGHTED       AVERAGE        WEIGHTED      WEIGHTED
                             AVERAGE      PRINCIPAL        AVERAGE       AVERAGE      PERCENT
                             CREDIT       BALANCE         ORIGINAL     EFFECTIVE       FULL
                              SCORE     OUTSTANDING          LTV           LTV     DOCUMENTATION
                              -----     -----------          ---           ---     -------------
Alabama                         744       $265,212          79.85%       72.17%        63.20%

Alaska                          655        284,500          77.61        77.61        100.00

Arizona                         721        459,362          71.80        67.47         61.88

Arkansas                        758        223,749          82.98        76.52         72.33

California                      728        441,603          69.32        65.35         80.94

Colorado                        753        293,470          78.25        69.76         48.23

Connecticut                     715        228,241          74.43        67.22         91.16

Delaware                        758        318,107          47.52        47.52         13.75

District of Columbia            761        205,000          72.08        62.20        100.00

Florida                         747        325,963          78.64        69.81         70.21

Georgia                         718        283,749          72.49        70.84         85.71

Hawaii                          733        319,000          60.93        56.13         44.67

Idaho                           731        205,645          56.08        56.08         49.83

Illinois                        735        384,560          69.03        66.62         57.87

Indiana                         724        325,409          76.24        76.24         72.00

Iowa                            718         91,762          74.78        74.78         85.83

Kansas                          747        354,214          78.09        76.02         71.76

Kentucky                        751        254,068          79.37        65.27         36.02

Louisiana                       735        326,841          76.30        67.95         59.41

Maine                           751        355,778          77.52        60.91         26.77

Maryland                        721        340,064          69.65        64.28         63.77

Massachusetts                   733        498,596          66.47        63.26         78.58

Michigan                        738        353,148          72.71        64.82         75.15

Minnesota                       741        255,572          70.62        70.62         75.10

Mississippi                     741        163,040          67.17        67.17         62.43

Missouri                        733        221,445          64.56        61.80         65.94

Montana                         764        179,872          82.85        82.85        100.00

Nebraska                        737        263,333          92.57        69.78         56.96

Nevada                          737        360,929          74.94        68.83         60.67

New Hampshire                   725        207,344          63.62        63.62         84.16

New Jersey                      723        519,020          64.41        61.17         61.38

New Mexico                      763        377,699          85.50        72.98         55.02

New York                        733        493,325          59.05        57.10         64.08

North Carolina                  700        282,726          74.63        70.57         74.71

Ohio                            735        279,042          73.30        67.86         71.30

Oklahoma                        745        275,105          78.96        67.75         12.39

Oregon                          761        266,945          78.01        73.65         78.65

Pennsylvania                    747        313,361          73.20        68.95         61.03



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP II MORTGAGE LOANS


GEOGRAPHIC AREA
(CONT'D.)

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA   LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------   -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Rhode Island          9       2,426,821.08      0.59      3.245      705       269,647     71.90     71.90        100.00
South Carolina       22       6,182,919.00      1.50      3.128      714       281,042     75.56     67.32         66.29
Tennessee            28       6,664,517.50      1.62      3.199      729       238,018     80.21     76.63         81.64
Texas                74      26,347,185.77      6.39      3.164      747       356,043     72.10     66.96         53.29
Utah                  7       2,587,014.93      0.63      3.029      705       369,574     85.64     77.24         71.98
Virginia             41      12,787,248.49      3.10      3.148      732       311,884     75.16     68.60         71.51
Washington           24       7,492,253.97      1.82      3.209      739       312,177     63.25     59.78         51.89
West Virginia         1         361,000.00      0.09      2.375      677       361,000     70.78     70.78        100.00
Wisconsin             7       2,227,439.00      0.54      2.973      754       318,206     83.21     74.08         53.42
Wyoming               1         445,000.00      0.11      3.375      699       445,000     78.76     78.76        100.00
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======


OCCUPANCY TYPE

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
OCCUPANCY TYPE    LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
--------------    -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Primary             958    $341,039,005.63     82.66%     3.170%     734      $355,991     70.89%    67.60%        67.93%
Second Home         146      56,536,554.89     13.70      3.127      739       387,237     74.13     64.71         68.36
Investment           64      15,008,699.24      3.64      3.157      705       234,511     73.05     47.54         77.91
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======


PROPERTY TYPE

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
PROPERTY TYPE     LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------     -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Single Family       741    $262,368,631.56     63.59%     3.180%     735      $354,074     70.02%    65.92%        67.89%

Planned Unit
  Development        26       5,698,356.79      1.38      3.187      726       219,168     74.16     64.83         55.79

Condominium         133      37,108,867.73      8.99      3.114      736       279,014     78.08     67.56         77.99

Cooperative          12       7,452,750.00      1.81      3.138      733       621,063     56.01     56.01         72.29

Two- to
  Four-Family        19       4,184,268.90      1.01      3.260      735       220,225     68.67     57.14         80.98

De Minimis PUD      237      95,771,384.78     23.21      3.134      730       404,099     73.79     68.91         65.77
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP II MORTGAGE LOANS


LOAN PURPOSE

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
LOAN PURPOSE      LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
------------      -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Purchase            460    $190,765,846.74     46.24%     3.113%     740      $414,708     78.55%    69.45%        68.61%
Refinance
  (No Cash-out)     246      78,247,512.17     18.97      3.174      732       318,079     63.79     62.97         63.07
Refinance
  (Cash-out)        462     143,570,900.85     34.80      3.225      726       310,760     66.08     64.44         70.89
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======





LOAN DOCUMENTATION

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN             MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
DOCUMENTATION     LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------     -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Full
  Documentation     801    $282,015,815.70     68.35%     3.176%     723      $352,080     73.74%    69.41%       100.00%
Alternative
  Documentation     110      40,270,387.33      9.76      3.134      739       366,094     76.98     67.99          0.00
Stated
  Documentation      68      24,666,742.90      5.98      3.112      759       362,746     69.69     61.96          0.00
No Income/No
  Ratio
Documentation       189      65,631,313.83     15.91      3.145      766       347,256     58.63     54.66          0.00
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======





CHANNEL

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CHANNEL           LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------           -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Retail              870    $343,804,932.83     83.33%     3.128%     735      $395,178     71.29%    65.37%        62.02%
Correspondent       291      66,344,142.93     16.08      3.344      725       227,987     72.24     72.24        100.00
Broker                7       2,435,184.00      0.59      3.178      727       347,883     65.26     65.26        100.00
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP II MORTGAGE LOANS


MARGINS

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
MARGINS (%)       LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------       -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
1.000                 2      $1,271,000.00      0.31%     2.196%     693      $635,500     70.22%    70.22%       100.00%
1.125                 1       1,221,412.27      0.30      2.375      660     1,221,412     74.09     74.09        100.00
1.375                13       6,444,425.00      1.56      2.659      767       495,725     87.22     69.68         63.97
1.500                 5       2,576,912.86      0.62      2.763      713       515,383     82.67     73.60        100.00
1.625               201      73,284,765.77     17.76      2.852      736       364,601     70.88     65.80         58.33
1.750                28      11,243,657.50      2.73      2.995      736       401,559     79.34     71.07         62.97
1.875                71      23,473,925.42      5.69      3.106      724       330,619     71.46     70.54         87.83
2.000               610     237,864,054.72     57.65      3.238      735       389,941     70.76     64.82         61.87
2.125                14       3,279,748.00      0.79      3.285      723       234,268     65.80     65.80        100.00
2.250               195      44,526,653.60     10.79      3.400      727       228,342     70.71     70.71        100.00
2.375                20       4,970,634.34      1.20      3.581      748       248,532     73.54     73.54        100.00
2.500                 2         871,670.61      0.21      3.718      706       435,835     76.11     76.11        100.00
2.625                 1         448,000.00      0.11      3.875      682       448,000     68.92     68.92        100.00
2.750                 1         115,999.67      0.03      4.000      695       116,000     70.73     70.73        100.00
2.875                 4         991,400.00      0.24      4.024      710       247,850     78.05     78.05        100.00
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======




MAXIMUM MORTGAGE RATE

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
MAXIMUM             OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
MORTGAGE         MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATE (%)          LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
--------          -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
12.000            1,168    $412,584,259.76     100.00%    3.163%     733      $353,240     71.41%    66.48%        68.35%
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76     100.00%    3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP II MORTGAGE LOANS


NEXT RATE ADJUSTMENT DATE

                                               % OF
                  NUMBER      AGGREGATE      AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      PRINCIPAL   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
NEXT RATE        MORTGAGE      BALANCE        BALANCE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
ADJUSTMENT DATE   LOANS      OUTSTANDING    OUTSTANDING   COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------   -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
July 2004            22    $  9,960,358.37      2.41%     3.060%     746      $452,744     74.71%    69.03%        62.49%
August 2004          33      11,814,121.64      2.86      3.158      727       358,004     70.30     69.69         73.79
September 2004       52      18,296,036.45      4.43      3.107      739       351,847     68.61     61.79         65.27
October 2004        433     132,787,546.82     32.18      3.157      730       306,669     71.13     67.93         77.40
November 2004       472     179,005,810.83     43.39      3.152      731       379,250     71.71     65.44         62.53
December 2004       156      60,720,385.65     14.72      3.246      746       389,233     71.67     66.73         66.56
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:            1,168    $412,584,259.76    100.00%     3.163%     733      $353,240     71.41%    66.48%        68.35%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


Total Current Balance                         $113,602,945.49
Total Number of Loans                                     306

                                AVERAGE OR
                                 WEIGHTED
                                AVERAGE (1)           MINIMUM             MAXIMUM
                                -----------           -------             -------
Current Balance               $   371,251.46      $    43,391.00      $ 2,000,000.00
Original Balance              $   372,645.11      $    43,391.00      $ 2,000,000.00

Loan Rate                              3.171%              2.500%              4.000%
Servicing Fee                          0.250%              0.250%              0.250%
Net Loan Rate                          2.921%              2.250%              3.750%

Gross Margin                           1.937%              1.375%              2.625%
Maximum Loan Rate                     12.000%             12.000%             12.000%

Original LTV                           72.14%               9.83%             100.00%
Effective LTV                          66.93%               9.83%              95.00%

Credit Score                             731                 560                 819

Original Term (mos)                      300                 300                 300
Remaining Term (mos)                     298                 283                 300
Seasoning (mos)                            2                   0                  17

Next Rate Reset                            5                   1                   6
Rate Adj Freq                              6                   6                   6
First Rate Adj Freq (2)                    6                   6                   6

IO Original Term                         120                 120                 120
IO Remaining Term                        118                 103                 120

Top State Concentrations ($)  CA(17.97%),FL(13.70%),TX(6.65%),MD(5.52%),NJ(5.03%)

First Pay Date                                          02/01/03            07/01/04
Rate Change Date                                        07/01/04            12/01/04
Maturity Date                                           01/01/28            06/01/29


(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


INDEX

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX             LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-----             -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Six-Month LIBOR     306    $113,602,945.49    100.00%     3.171%     731      $371,251     72.14%    66.93%        72.44%
                  -----    ---------------    ------      -----      ---      --------     -----     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731      $371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===      ========     =====     =====        ======





PRINCIPAL BALANCES

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF            OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
PRINCIPAL        MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
BALANCES ($)      LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
------------      -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
0.01 to
  100,000.00         20    $  1,589,338.96      1.40%     3.227%     744     $   79,467     62.02%    56.92%        50.17%
100,000.01 to
  200,000.00         83      12,101,222.15     10.65      3.256      729        145,798     74.28     69.22         81.18
200,000.01 to
  300,000.00         66      16,481,989.62     14.51      3.207      736        249,727     75.30     69.42         71.36
300,000.01 to
  400,000.00         40      13,922,396.87     12.26      3.180      738        348,060     72.98     69.23         59.84
400,000.01 to
  500,000.00         31      13,848,495.98     12.19      3.138      724        446,726     72.89     68.35         61.25
500,000.01 to
  600,000.00         26      14,314,858.00     12.60      3.182      727        550,571     73.18     66.89         77.22
600,000.01 to
  700,000.00          8       5,094,829.92      4.48      3.157      762        636,854     70.12     66.39         62.40
700,000.01 to
  800,000.00         10       7,550,853.07      6.65      3.187      743        755,085     71.57     65.82         59.91
800,000.01 to
  900,000.00          5       4,235,750.00      3.73      3.152      710        847,150     70.91     63.04         20.78
900,000.01 to
  1,000,000.00        3       2,975,000.00      2.62      3.039      732        991,667     70.93     70.93         66.39
1,000,000.01 to
  1,100,000.00        1       1,100,000.00      0.97      3.375      656      1,100,000    100.00     50.00        100.00
1,100,000.01 to
  1,200,000.00        2       2,359,750.00      2.08      3.062      764      1,179,875     70.07     70.07        100.00
1,200,000.01 to
  1,300,000.00        3       3,807,650.49      3.35      2.996      738      1,269,217     54.80     54.80        100.00
1,300,000.01 to
  1,400,000.00        1       1,375,698.00      1.21      3.375      767      1,375,698     75.00     75.00        100.00
1,400,000.01 to
  1,500,000.00        1       1,435,000.00      1.26      3.250      728      1,435,000     70.00     70.00        100.00
1,500,000.01 to
  2,000,000.00        6      11,410,112.43     10.04      3.099      714      1,901,685     68.96     62.83        100.00
                  -----    ---------------    ------      -----      ---     ----------     -----     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========     =====     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


CURRENT MORTGAGE RATES

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
RANGE OF          NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
CURRENT             OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
MORTGAGE         MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATES (%)         LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------         -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
2.251 to 2.500        1    $    530,630.00      0.47%     2.500%     779     $  530,630     80.00%    80.00%       100.00%
2.501 to 2.750       17       7,514,523.99      6.61      2.750      744        442,031     73.09     63.61         44.88
2.751 to 3.000       50      20,111,399.12     17.70      2.926      741        402,228     69.96     66.61         69.65
3.001 to 3.250      122      49,669,139.12     43.72      3.179      727        407,124     72.79     66.09         66.69
3.251 to 3.500      112      35,176,640.54     30.96      3.389      729        314,077     72.10     68.66         87.16
3.501 to 3.750        3         440,612.72      0.39      3.662      762        146,871     75.92     75.92        100.00
3.751 to 4.000        1         160,000.00      0.14      4.000      709        160,000     71.43     71.43        100.00
                  -----    ---------------    ------      -----      ---     ----------     -----     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========     =====     =====        ======




REMAINING TERM

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
REMAINING           OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
TERM             MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
(MONTHS)          LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------         -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
283                   1    $    446,800.00      0.39%     2.875%     736     $  446,800     80.00%    80.00%       100.00%
284                   4         790,418.48      0.70      2.875      729        197,605     74.88     74.88         80.05
286                   1         273,069.00      0.24      2.750      772        273,069    100.00     70.00          0.00
287                   1         733,353.07      0.65      2.750      778        733,353    100.00     70.00          0.00
288                   2         418,441.34      0.37      3.107      680        209,221     81.64     62.52        100.00
292                   1         450,000.00      0.40      3.125      736        450,000     47.47     47.47          0.00
293                   1         398,684.32      0.35      3.125      738        398,684     71.43     71.43          0.00
294                   1         713,500.00      0.63      3.500      705        713,500    100.00     70.00        100.00
295                   4       1,514,999.99      1.33      3.108      728        378,750     68.34     65.76         27.06
296                   4       1,235,062.72      1.09      3.339      738        308,766     63.86     61.84         29.17
297                   3         484,239.04      0.43      3.259      772        161,413     91.80     68.30         56.71
298                 108      30,788,810.07     27.10      3.190      730        285,082     71.31     67.95         87.30
299                 138      58,045,055.46     51.09      3.140      731        420,616     72.71     66.37         68.63
300                  37      17,310,512.00     15.24      3.269      734        467,852     69.43     66.88         71.20
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


ORIGINAL LOAN-TO-VALUE
RATIOS

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
RANGE OF          NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
ORIGINAL            OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN-TO-VALUE    MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATIOS (%)        LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
----------        -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
0.01 to 10.00         1    $    127,733.00      0.11%     3.125%     665     $  127,733      9.83%     9.83%       100.00%
10.01 to 20.00        2         825,000.00      0.73      3.170      745        412,500     16.69     16.69          0.00
20.01 to 30.00       10       2,384,033.49      2.10      3.204      742        238,403     26.02     26.02          6.29
30.01 to 40.00       11       4,242,790.97      3.73      3.020      739        385,708     34.62     34.62         62.07
40.01 to 50.00       21       8,156,727.00      7.18      3.211      711        388,416     47.53     47.53         75.24
50.01 to 60.00       19       6,574,942.57      5.79      3.179      730        346,050     55.75     55.75         34.80
60.01 to 70.00       39      23,880,985.57     21.02      3.130      731        612,333     66.59     66.53         85.36
70.01 to 75.00       32      13,498,858.60     11.88      3.174      737        421,839     73.76     73.76         79.37
75.01 to 80.00      114      34,646,335.51     30.50      3.223      735        303,915     79.18     78.92         80.49
80.01 to 85.00        3         582,408.00      0.51      3.123      786        194,136     83.85     67.61         62.91
85.01 to 90.00        7       1,796,499.99      1.58      3.210      705        256,643     89.00     79.31         69.80
90.01 to 95.00        7       1,342,498.00      1.18      3.104      734        191,785     94.52     86.96        100.00
95.01 to 100.00      40      15,544,132.79     13.68      3.130      729        388,603     99.87     64.81         57.97
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======



EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
RANGE OF                                      BALANCE
EFFECTIVE         NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
LOAN-TO-VALUE       OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
RATIOS AT        MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
ORIGINATION (%)   LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------   -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
0.01 to 10.00         1    $    127,733.00      0.11%     3.125%     665     $  127,733     9.83%      9.83%       100.00%
10.01 to 20.00        2         825,000.00      0.73      3.170      745        412,500    16.69      16.69          0.00
20.01 to 30.00       10       2,384,033.49      2.10      3.204      742        238,403    26.02      26.02          6.29
30.01 to 40.00       11       4,242,790.97      3.73      3.020      739        385,708    34.62      34.62         62.07
40.01 to 50.00       35      12,286,439.00     10.82      3.182      710        351,041    64.46      48.36         83.57
50.01 to 60.00       19       6,574,942.57      5.79      3.179      730        346,050    55.75      55.75         34.80
60.01 to 70.00       71      37,618,206.35     33.11      3.140      732        529,834    78.06      67.57         71.89
70.01 to 75.00       32      13,498,858.60     11.88      3.174      737        421,839    73.76      73.76         79.37
75.01 to 80.00      113      33,766,335.51     29.72      3.219      736        298,817    79.16      79.16         79.98
80.01 to 85.00        2         312,108.00      0.27      2.904      783        156,054    82.86      82.86         30.79
85.01 to 90.00        4         864,000.00      0.76      3.166      638        216,000    89.36      89.36        100.00
90.01 to 95.00        6       1,102,498.00      0.97      3.154      742        183,750    95.00      95.00        100.00
                  -----    ---------------    ------      -----      ---     ----------    -----      -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251    72.14%     66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    =====      =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


CREDIT SCORES

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
RANGE OF         MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CREDIT SCORES     LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------     -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Not Available         1    $    153,900.00      0.14%     3.375%      NA     $  153,900    100.00%    70.00%       100.00%
551 to 575            2         570,000.00      0.50      3.145      569        285,000     63.60     49.57        100.00
576 to 600            3       1,387,500.00      1.22      3.287      590        462,500     70.40     70.40        100.00
601 to 625            4       1,495,870.00      1.32      3.105      617        373,968     75.75     75.75        100.00
626 to 650            6       1,602,487.00      1.41      3.163      645        267,081     74.50     64.35        100.00
651 to 675           16       7,526,320.33      6.63      3.214      664        470,395     75.36     64.49        100.00
676 to 700           37      15,499,194.79     13.64      3.194      689        418,897     71.71     64.36         89.88
701 to 725           56      20,701,375.80     18.22      3.216      714        369,667     71.50     67.53         81.91
726 to 750           51      16,601,051.51     14.61      3.193      737        325,511     68.85     65.59         53.52
751 to 775           69      28,495,565.80     25.08      3.131      763        412,979     73.26     68.78         74.99
776 to 800           50      16,480,378.72     14.51      3.126      786        329,608     73.45     68.99         41.97
801 to 825           11       3,089,301.54      2.72      3.109      809        280,846     69.08     59.21         48.61
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


GEOGRAPHIC AREA

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA   LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------   -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Alabama               3    $    979,784.00      0.86%     3.136%     758     $  326,595     74.10%    74.10%        47.85%
Alaska                2         335,415.54      0.30      3.494      762        167,708     74.64     74.64        100.00
Arizona               4       3,031,941.34      2.67      3.268      743        757,985     70.98     70.98        100.00
California           38      20,419,408.60     17.97      3.211      724        537,353     67.27     65.76         84.85
Colorado              8       2,391,603.07      2.11      3.144      730        298,950     85.88     73.02         69.34
Connecticut           4       1,880,999.00      1.66      3.005      701        470,250     71.37     71.37         94.47
Delaware              2       1,192,839.00      1.05      3.292      791        596,420     65.94     65.94          0.00
District
  of Columbia         1         504,501.00      0.44      3.250      724        504,501     76.44     76.44        100.00
Florida              45      15,559,238.40     13.70      3.164      727        345,761     79.87     68.99         67.89
Georgia              11       3,463,363.33      3.05      3.080      710        314,851     85.33     67.60         89.03
Hawaii                1         424,000.00      0.37      3.375      768        424,000     80.00     80.00        100.00
Illinois             11       4,697,529.00      4.14      3.110      700        427,048     59.47     57.54         96.43
Indiana               9       2,890,500.00      2.54      3.171      728        321,167     84.07     78.06         43.37
Kentucky              4         858,600.00      0.76      3.188      751        214,650     81.26     73.34         84.56
Louisiana             2         374,600.00      0.33      3.065      673        187,300     81.91     81.91        100.00
Maine                 2         263,000.00      0.23      3.375      731        131,500     62.82     62.82          0.00
Maryland             11       6,267,836.92      5.52      3.152      728        569,803     65.53     65.53         85.26
Massachusetts        11       3,927,387.00      3.46      3.192      715        357,035     72.58     65.26        100.00
Michigan              8       2,147,004.32      1.89      3.225      761        268,376     77.91     77.91         60.94
Minnesota             5       2,934,648.00      2.58      3.207      756        586,930     72.18     72.18         64.90
Missouri              4         789,444.00      0.69      3.174      735        197,361     55.81     55.81         56.30
Montana               1         130,620.00      0.11      2.875      656        130,620     80.00     80.00        100.00
Nevada               10       3,038,165.00      2.67      3.103      739        303,817     79.42     74.43         84.03
New Jersey           13       5,710,102.59      5.03      3.066      739        439,239     57.45     51.11         28.52
New Mexico            1         164,900.00      0.15      3.375      810        164,900    100.00     70.00          0.00
New York             13       4,235,503.50      3.73      3.144      756        325,808     68.87     66.29         68.24
North Carolina        6       1,845,700.00      1.62      3.195      738        307,617     72.46     70.20         88.35
Ohio                 11       3,104,515.47      2.73      3.273      727        282,229     74.74     70.90         74.51
Oklahoma              3         237,674.00      0.21      3.256      735         79,225     70.06     70.06         40.44
Pennsylvania         10       1,869,308.13      1.65      3.304      744        186,931     80.22     73.96         64.81
Rhode Island          2         961,907.81      0.85      3.269      743        480,954     94.25     68.75         15.01
South Carolina        8       2,262,529.00      1.99      3.203      739        282,816     64.43     61.80         73.37
Tennessee             3         538,605.00      0.47      3.311      763        179,535     74.76     74.76         29.71
Texas                20       7,553,451.29      6.65      3.068      738        377,673     70.20     62.05         62.61
Utah                  4       2,260,647.18      1.99      3.240      735        565,162     82.46     66.07         33.21
Vermont               1         575,000.00      0.51      3.375      722        575,000     50.00     50.00        100.00
Virginia              8       2,166,220.00      1.91      3.150      738        270,778     75.34     73.33         85.75
Washington            3         978,500.00      0.86      3.260      714        326,167     67.83     67.83        100.00
West Virginia         1          97,600.00      0.09      3.250      730         97,600     80.00     80.00          0.00
Wisconsin             2         538,354.00      0.47      3.008      764        269,177     77.10     59.56          0.00
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


OCCUPANCY TYPE

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
OCCUPANCY TYPE    LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
--------------    -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Primary             253    $ 90,730,938.54     79.87%     3.177%     733     $  358,620     70.86%    68.08%        72.35%
Second Home          38      19,262,294.95     16.96      3.145      726        506,902     78.84     65.29         67.68
Investment           15       3,609,712.00      3.18      3.154      722        240,647     68.45     46.54        100.00
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======





PROPERTY TYPE

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
PROPERTY TYPE     LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------------     -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Single Family       192    $ 68,589,604.28     60.38%     3.186%     731     $  357,238     71.12%    66.77%        70.74%
Planned Unit
  Development        10       2,821,088.00      2.48      3.249      735        282,109     73.38     68.56         87.06
Condominium          30       9,710,423.60      8.55      3.203      718        323,681     78.29     65.58         80.04
Cooperative           6       1,501,491.00      1.32      3.155      753        250,249     57.99     54.09         55.08
Two- to
  Four-Family         3         575,407.81      0.51      3.281      753        191,803     61.93     50.64         47.67
De Minimis PUD       65      30,404,930.80     26.76      3.117      735        467,768     73.25     68.50         73.82
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======





LOAN PURPOSE

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
LOAN PURPOSE      LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
------------      -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Purchase            141    $ 60,586,809.80     53.33%     3.135%     736     $  429,694     78.52%    70.19%        73.70%
Refinance
  (No Cash-out)      63      20,255,695.15     17.83      3.202      733        321,519     63.21     62.44         60.70
Refinance
  (Cash-out)        102      32,760,440.54     28.84      3.217      722        321,181     65.87     63.66         77.38
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


LOAN DOCUMENTATION

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
LOAN             MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
DOCUMENTATION     LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
------------      -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Full
  Documentation     214    $ 82,294,648.22     72.44%     3.193%     722     $  384,554     73.49%    68.77%       100.00%
Alternative
  Documentation      24       8,886,255.54      7.82      3.187      749        370,261     80.27     73.78          0.00
Stated
  Documentation      20       6,429,423.49      5.66      3.041      760        321,471     69.23     62.67          0.00
No Income/No
  Ratio
  Documentation      48      15,992,618.24     14.08      3.100      761        333,180     61.85     55.35          0.00
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======





CHANNEL

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
CHANNEL           LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------           -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
Retail              235     $96,715,532.35     85.13%     3.133%     731     $  411,555     71.72%    65.94%        67.63%
Correspondent        69      15,914,505.59     14.01      3.393      733        230,645     74.78     73.44        100.00
Broker                2         972,907.55      0.86      3.324      706        486,454     70.45     58.18        100.00
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C

                            GROUP III MORTGAGE LOANS


MARGINS

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                 MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
MARGINS (%)       LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------       -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
1.375                 3    $  1,516,978.00      1.34%     2.663%     745     $  505,659     66.29%    66.29%        43.97%
1.500                 2         892,500.00      0.79      2.875      768        446,250     77.27     77.27        100.00
1.625                50      21,237,287.96     18.69      2.870      743        424,746     69.15     63.33         53.73
1.750                 6       1,972,909.00      1.74      3.039      740        328,818     86.11     70.09         53.21
1.875                24       9,252,378.15      8.14      3.125      724        385,516     74.97     71.78         83.68
2.000               157      63,144,060.57     55.58      3.239      728        402,191     71.73     65.81         71.18
2.125                 7       2,046,634.55      1.80      3.310      724        292,376     73.29     67.46        100.00
2.250                53      12,475,354.62     10.98      3.417      730        235,384     75.11     73.39        100.00
2.375                 3         934,442.64      0.82      3.541      778        311,481     71.20     71.20        100.00
2.625                 1         130,400.00      0.11      3.750      711        130,400     80.00     80.00        100.00
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======



MAXIMUM MORTGAGE
RATE

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
MAXIMUM             OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
MORTGAGE         MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
RATE (%)          LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-------           -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
12.000              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======



NEXT RATE
ADJUSTMENT DATE

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                  NUMBER      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    OF        PRINCIPAL      AS OF THE   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
NEXT RATE        MORTGAGE      BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
ADJUSTMENT DATE   LOANS      OUTSTANDING        DATE      COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------   -----      -----------    -----------   ------    -----    -----------    ---        ---     -------------
July 2004             5    $  1,961,799.99      1.73%     3.055%     730     $  392,360     70.99%    69.00%        43.67%
August 2004           8       2,025,481.20      1.78      3.158      734        253,185     68.16     66.93         49.02
September 2004        3         484,239.04      0.43      3.259      772        161,413     91.80     68.30         56.71
October 2004        110      31,511,879.07     27.74      3.185      730        286,472     71.21     67.68         85.29
November 2004       140      59,177,092.85     52.09      3.135      732        422,694     73.04     66.45         67.31
December 2004        40      18,442,453.34     16.23      3.274      731        461,061     70.89     66.90         72.97
                  -----    ---------------    ------      -----      ---     ----------    ------     -----        ------
TOTAL:              306    $113,602,945.49    100.00%     3.171%     731     $  371,251     72.14%    66.93%        72.44%
                  =====    ===============    ======      =====      ===     ==========    ======     =====        ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C



TO MATURITY


        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
                ----                   -------        -------        -------        -------        -------
Initial Percentage                       100            100            100            100            100
June 25, 2005                             90            85             79             74             69
June 25, 2006                             80            71             63             55             47
June 25, 2007                             72            60             50             41             33
June 25, 2008                             65            51             40             30             23
June 25, 2009                             58            43             32             23             16
June 25, 2010                             52            37             25             17             11
June 25, 2011                             46            31             20             13              8
June 25, 2012                             42            26             16             10              6
June 25, 2013                             38            22             13              7              4
June 25, 2014                             33            19             10              5              3
June 25, 2015                             28            15              8              4              2
June 25, 2016                             24            12              6              3              1
June 25, 2017                             20            10              4              2              1
June 25, 2018                             17             8              3              1              *
June 25, 2019                             14             6              2              1              *
June 25, 2020                             12             5              2              1              *
June 25, 2021                             9              4              1              *              *
June 25, 2022                             7              3              1              *              *
June 25, 2023                             6              2              1              *              *
June 25, 2024                             4              1              *              *              *
June 25, 2025                             3              1              *              *              *
June 25, 2026                             2              1              *              *              *
June 25, 2027                             1              *              *              *              *
June 25, 2028                             1              *              *              *              *
June 25, 2029                             0              0              0              0              0

WAL                                      7.78          5.65           4.31           3.40           2.76

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
                ----                   -------        -------        -------        -------        -------
Initial Percentage                       100            100            100            100            100
June 25, 2005                             90            85             79             74             69
June 25, 2006                             80            71             63             55             47
June 25, 2007                             72            60             50             41             33
June 25, 2008                             65            51             40             30             23
June 25, 2009                             58            43             32             23             16
June 25, 2010                             52            37             25             17             11
June 25, 2011                             46            31             20             13              8
June 25, 2012                             42            26             16             10              6
June 25, 2013                             38            22             13              7              4
June 25, 2014                             33            19             10              5              3
June 25, 2015                             29            15              8              4              2
June 25, 2016                             24            12              6              3              1
June 25, 2017                             20            10              4              2              1
June 25, 2018                             17             8              3              1              1
June 25, 2019                             14             6              2              1              *
June 25, 2020                             12             5              2              1              *
June 25, 2021                             9              4              1              *              *
June 25, 2022                             8              3              1              *              *
June 25, 2023                             6              2              1              *              *
June 25, 2024                             4              1              *              *              *
June 25, 2025                             3              1              *              *              *
June 25, 2026                             2              1              *              *              *
June 25, 2027                             1              *              *              *              *
June 25, 2028                             1              *              *              *              *
June 25, 2029                             0              0              0              0              0

WAL                                     7.80           5.66           4.31           3.40           2.76

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


TO MATURITY


PERCENTAGE OF CLASS B-1 AND CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
                ----                   -------        -------        -------        -------        -------
Initial Percentage                       100            100            100            100            100
June 25, 2005                            100            100            100            100            100
June 25, 2006                            100            100            100            100            100
June 25, 2007                            100            100            100            92             84
June 25, 2008                            100            100            83             69             59
June 25, 2009                            100            90             66             52             41
June 25, 2010                            100            76             53             39             29
June 25, 2011                             96            65             43             29             20
June 25, 2012                             86            55             34             22             14
June 25, 2013                             78            47             27             16             10
June 25, 2014                             69            39             22             12              7
June 25, 2015                             59            32             16              9              5
June 25, 2016                             50            25             12              6              3
June 25, 2017                             42            20              9              4              2
June 25, 2018                             35            16              7              3              1
June 25, 2019                             29            13              5              2              1
June 25, 2020                             24            10              4              1              1
June 25, 2021                             19             7              3              1              *
June 25, 2022                             16             6              2              1              *
June 25, 2023                             12             4              1              *              *
June 25, 2024                             9              3              1              *              *
June 25, 2025                             7              2              1              *              *
June 25, 2026                             4              1              *              *              *
June 25, 2027                             3              1              *              *              *
June 25, 2028                             1              *              *              *              *
June 25, 2029                             0              0              0              0              0

WAL                                    12.94           9.68           7.44           6.14           5.28

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                         DISCOUNT MARGIN TABLE (TO CALL)

                        10%              15%             20%             25%             30%
                        CPR              CPR             CPR             CPR             CPR
                      TO CALL          TO CALL         TO CALL         TO CALL         TO CALL
                    -----------      -----------     -----------     -----------     -----------
                    DISC MARGIN      DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                    -----------      -----------     -----------     -----------     -----------
A-1

   PRICE 100.0000        26              26               26              26              26

              WAL       7.48            5.31             3.99            3.11            2.51

   PAYMENT WINDOW  Jul04 - May21    Jul04 - Jul17   Jul04 - Sep14   Jul04 - Jul12   Jul04 - Dec10

A-2

   PRICE 100.0000        28              28               28              28              28

              WAL       7.49            5.31             3.99            3.11            2.51

   PAYMENT WINDOW  Jul04 - May21    Jul04 - Jul17   Jul04 - Sep14   Jul04 - Jul12   Jul04 - Dec10

B-1

   PRICE 100.0000        50              50               50              50              50

              WAL      12.31            8.96             6.77            5.47            4.63

   PAYMENT WINDOW  Feb11 - Apr29    Nov08 - Apr29   Sep07 - Apr29   Dec06 - Apr29   Jul06 - Apr29

B-2

   PRICE 100.0000        90              90               90              90              90

              WAL      12.31            8.96             6.77            5.47            4.63

   PAYMENT WINDOW  Feb11 - Apr29    Nov08 - Apr29   Sep07 - Apr29   Dec06 - Apr29   Jul06 - Apr29


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         10%              15%               20%              25%              30%
                         CPR              CPR               CPR              CPR              CPR
                     TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY      TO MATURITY
                     -----------      -----------       -----------      -----------      -----------
                     DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN      DISC MARGIN
                     -----------      -----------       -----------      -----------      -----------
A-1

   PRICE 100.0000        27                27               28               28               28

              WAL       7.78              5.65             4.31             3.40             2.76

   PAYMENT WINDOW  Jul04 - Apr29     Jul04 - Apr29    Jul04 - Apr29    Jul04 - Apr29    Jul04 - Apr29

A-2

   PRICE 100.0000        29                29               30               30               30

              WAL        7.8              5.66             4.31             3.40             2.76

   PAYMENT WINDOW  Jul04 - Apr29     Jul04 - Apr29    Jul04 - Apr29    Jul04 - Apr29    Jul04 - Apr29

B-1

   PRICE 100.0000        51               52                52               52               53

              WAL      12.94             9.68              7.44             6.14             5.28

   PAYMENT WINDOW  Feb11 - May21     Nov08 - Jul17    Sep07 - Sep14    Dec06 - Jul12    Jul06 - Dec10

B-2

   PRICE 100.0000        92               93                93               94               95

              WAL      12.94             9.68              7.44             6.14             5.28

   PAYMENT WINDOW  Feb11 - May21     Nov08 - Jul17    Sep07 - Sep14    Dec06 - Jul12    Jul06 - Dec10


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.